                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)



                                                                   ANNUAL REPORT


                                                                OCTOBER 31, 1998

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TABLE OF CONTENTS
-----------------

Letter to Shareholders...............................................  2
Management Discussions...............................................  3
Schedules of Investments:
 TCW Galileo Asia Pacific Equities Fund.............................. 15
 TCW Galileo Emerging Markets Equities Fund.......................... 17
 TCW Galileo Emerging Markets Income Fund............................ 22
 TCW Galileo European Equities Fund.................................. 25
 TCW Galileo International Equities Fund............................. 28
 TCW Galileo Japanese Equities Fund.................................. 29
 TCW Galileo Latin America Equities Fund............................. 31
Statements of Assets and Liabilities................................. 34
Statements of Operations............................................. 36
Statements of Changes in Net Assets.................................. 38
Notes to Financial Statements........................................ 45
Financial Highlights................................................. 52
Independent Auditors' Report......................................... 59
Shareholder Information.............................................. 60
Tax Information Notice............................................... 61

TO OUR SHAREHOLDERS
-------------------

We are pleased to submit the October 31, 1998 Annual Reports for the TCW Galileo Funds. In our new format, we have separated our reports into three categories;
1) U.S. Equities Funds, 2) U.S. Fixed Income Funds, and 3) International Funds to provide more focused information to our shareholders. In addition, we have incorporated in this report a discussion and analysis of how the Fund's performance over the last fiscal year has compared to the benchmark as well as a graphical analysis of each Fund's performance since inception.

TCW is committed to providing you with superior professional investment management and distinctive personal service through the TCW Galileo Funds. The Galileo Mutual Funds continue to provide our clients with targeted investment strategies featuring daily liquidity, competitive management fees and no front end loads, 12b-1 or deferred sales charges.

Please call your Account Representative or our Investor Relations Department at
(800) FUND TCW [(800) 386-3829] if you have any questions or would like further information on the TCW Galileo Funds.


/s/ Marc I. Stern
Marc I. Stern
Chairman of the Board


December 10, 1998

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998


MANAGEMENT DISCUSSIONS
----------------------

TCW GALILEO ASIA PACIFIC EQUITIES FUND
--------------------------------------

The total return earned by the Fund during the fiscal year ended October 31, 1998, was a negative 14.8%. This compares favorably to the negative 25.2% return of the Fund's benchmark, the Morgan Stanley Combined Far East Free ex-Japan Index, for the same period.

During the last year, the Asian equity markets have witnessed unprecedented volatility, with several monthly swings in excess of 20%. Nevertheless, the trend has been a downward spiral as the devaluation of the Thai baht (in July
1997) triggered currency weaknesses in Singapore, Malaysia, South Korea, Indonesia and the Philippines. The only currencies to hold up have been the Hong Kong dollar and the Chinese remimbi. In addition, economic growth in the region has slowed sharply, and several economies have moved into recession.

The Fund was able to withstand this volatility by holding large cash positions at certain critical times, which at one point was as high as 30%. The Fund also totally avoided the weaker markets of Malaysia, Indonesia and Thailand. The Fund focused its investments mostly in Hong Kong, Taiwan and Singapore over the fiscal year.

At October 31, 1998, the Fund's industry weightings (as a percentage of net assets)were: 5.6% in Banking, 3% in Capital Goods, 6.4% in Conglomerates, 2.2% in Construction, 10.2% in Electricity, 26.4% in Electronics, 3.2% in Financial Services, 2.2% in Foods, 2.6% in Media & Publishing, 0.8% in Mining, 14.1% in Real Estate, 3.1% in Specialty Chemicals, 1.5% in Steel and 6.5% in Telecommunications.

The outlook for Asia has improved in recent months and we believe that the market declines may well have touched bottom. Investor sentiment has been bolstered by lower interest rates, more stable currencies and current account balances moving from deficits to surpluses. On a relative basis, we believe that Asia will likely outperform other Emerging Market regions on a risk-reward basis.

---------------------------------

TCW GALILEO ASIA PACIFIC EQUITIES FUND (CONTINUED)
--------------------------------------------------

             -----------------------------------------------
                AVERAGE ANNUALIZED TOTAL RETURN(1)
             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
             (14.8)%    (9.7)%    (5.7)%         2.5%
             -----------------------------------------------

                      TCW              MSCI FAR EAST FREE (EX-JAPAN)
                -----------------------------------------------------
INITIAL VALUE        250,000.00                  250,000.00

    1993 APR         260,747.50                  271,375.00
         MAY         282,603.36                  286,626.28
         JUN         278,864.51                  278,744.05
         JULY        284,578.45                  279,914.78
         AUG         306,547.90                  302,839.80
         SEP         319,790.77                  313,954.02
         OCT         385,207.17                  371,376.21
         NOV         395,557.69                  368,368.06
         DEC         485,139.64                  457,402.62
    1994 JAN         458,447.26                  425,750.36
         FEB         430,647.01                  400,843.96
         MAR         380,261.31                  356,310.20
         APR         396,627.76                  372,237.27
         MAY         413,424.95                  387,647.89
         JUN         391,029.72                  369,777.32
         JULY        407,824.44                  389,893.21
         AUG         438,399.04                  421,006.68
         SEP         432,800.69                  413,512.77
         OCT         438,829.60                  421,080.05
         NOV         391,457.94                  380,403.72
         DEC         376,453.36                  370,475.18
    1995 JAN         333,341.92                  330,315.67
         FEB         362,232.67                  363,248.14
         MAR         360,454.10                  363,938.31
         APR         358,677.07                  359,753.02
         MAY         401,790.05                  402,995.34
         JUN         396,458.30                  396,426.51
         JULY        414,679.52                  402,055.77
         AUG         395,612.55                  382,314.83
         SEP         396,514.55                  388,431.87
         OCT         390,658.03                  382,022.74
         NOV         384,802.07                  377,476.67
         DEC         402,375.98                  395,746.54
    1996 JAN         444,730.07                  431,482.46
         FEB         438,872.98                  429,368.19
         MAR         436,621.56                  432,030.27
         APR         452,392.33                  443,349.47
         MAY         449,239.16                  438,295.28
         JUN         431,664.92                  428,871.93
         JUL         408,342.06                  397,221.19
         AUG         425,998.78                  410,806.15
         SEP         435,507.07                  420,665.50
         OCT         435,054.14                  412,252.19
         NOV         470,819.94                  435,338.31
         DEC         484,403.10                  432,116.81
    1997 JAN         485,308.93                  437,820.75
         FEB         486,667.80                  439,002.87
         MAR         460,412.07                  413,935.80
         APR         454,528.00                  402,759.53
         MAY         496,630.93                  422,333.65
         JUN         541,451.87                  432,934.22
         JUL         545,550.66                  434,233.03
         AUG         464,934.64                  353,639.38
         SEP         455,775.43                  350,491.99
         OCT         337,592.86                  264,411.15
         NOV         320,645.70                  247,171.55
         DEC         313,161.83                  235,579.20
    1998 JAN         306,557.25                  215,248.72
         FEB         340,680.13                  264,196.27
         MAR         331,325.06                  257,274.33
         APR         309,308.51                  230,286.25
         MAY         265,278.44                  193,993.14
         JUN         248,767.51                  172,324.11
         JUL         244,128.00                  167,102.69
         AUG         226,045.44                  140,817.43
         SEP         241,303.50                  155,631.43
         OCT         287,643.43                  197,807.54

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo Asia Pacific Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

TCW GALILEO EMERGING MARKETS EQUITIES FUND
------------------------------------------

The total return earned by the Fund during the fiscal year ended October 31, 1998, was a negative 33%. This compares to the Fund's benchmark, the International Finance Corporation Composite Investable Index ("IFC Investible Emerging Markets"), which posted a negative 10.1% return for the same period.

As an asset class, Emerging Markets have witnessed unprecedented turmoil over the past 12 months. The crisis scenario began in Asia as the devaluation of the Thai baht in the summer of 1997 sparked other Asian currency devaluations. Subsequently, Latin America came under pressure in the latter part of 1997 as investors became concerned about the widening current account deficits. In the spring of 1998, Emerging Markets rallied on the back of a strong but short-lived rebound in Asia, which withered rapidly as the sharp slowdown of the Asian economies materialized. The crisis culminated with the Russian devaluation and debt default in mid-August 1998. Emerging Markets have rebounded sharply as the U.S. Federal Reserve began to cut interest rates toward the end of September. Monetary authorities in other G-7 and Emerging Market countries have followed suit and we expect that global interest rates will continue to decline in the short term.

The Fund has had a difficult year as performance was hurt by the overweight allocation to Latin America. The Fund also raised its cash position amid the sharp declines toward the end of 1997. While this defensive strategy proved fortuitous through much of the Fund's fiscal year, we missed the rally in South Africa, and were underweight in Asia when the markets turned upward in September. In order to better weather the recent volatility, the Fund closed out the fiscal year neutrally weighted in most countries.

At October 31, 1998, the Fund's industry weightings (as a percentage of net assets) were: 15.2% in Banking, 6.4% in Beverages, 2.8% in Cement, 2.9% in Conglomerates, 1.2% in Consumer Durables, 18.5% in Electronics, 3.5% in Financial Services, 1.5% in Foods, 0.6% in Healthcare, 1.1% in Industrials, 1.6% in Investment Companies, 3.3% in Media & Publishing, 5.5% in Mining, 3.4% in Petroleum, 3.9% in Retail, 2.6% in Specialty Chemicals, 2% in Steel and 15.5% in Telecommunications.

The outlook for Emerging Markets has improved considerably as most of the risk going forward appears to have already been priced into equity valuations at current prices. Furthermore, we believe that Asia has probably seen its lows and will likely outperform the other regions. Emerging equity markets appear to have become attractive again on a risk-reward basis for the longer term investor.

----------------------------------

TCW GALILEO EMERGING MARKETS EQUITIES FUND (CONTINUED)
------------------------------------------------------

                             -----------------------------------------------
                             AVERAGE ANNUALIZED TOTAL RETURN(1)
                             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
                             (33.0)%    (7.7)%    (7.7)%         (2.7)%
                             -----------------------------------------------


                                  IFC INVESTABLE
                      TCW         EMERGING MARKETS
                ----------------------------------
INITIAL VALUE        250,000.00      250,000.00

    1993 JUN         254,500.00      257,096.46
         JULY        259,793.60      265,078.74
         AUG         278,005.13      286,604.33
         SEP         283,815.44      298,139.76
         OCT         320,370.87      323,238.19
         NOV         335,972.93      343,730.31
         DEC         404,276.22      402,450.79
    1994 JAN         408,561.55      405,236.22
         FEB         380,329.95      394,714.57
         MAR         337,733.00      354,901.57
         APR         332,406.95      348,159.45
         MAY         340,394.68      356,348.43
         JUN         321,758.08      343,592.52
         JULY        336,591.12      368,277.56
         AUG         371,960.12      415,620.08
         SEP         376,903.47      425,935.04
         OCT         370,058.90      411,929.13
         NOV         352,943.68      396,092.52
         DEC         311,486.91      353,484.25
    1995 JAN         273,834.37      306,830.71
         FEB         269,269.56      302,864.17
         MAR         265,467.47      302,076.77
         APR         275,735.75      314,753.94
         MAY         292,470.15      326,535.43
         JUN         289,808.68      328,494.09
         JULY        300,076.60      338,946.85
         AUG         293,231.85      329,862.20
         SEP         287,906.76      327,362.20
         OCT         273,453.84      315,009.84
         NOV         273,453.84      313,435.04
         DEC         283,809.54      324,340.55
    1996 JAN         310,513.18      351,515.75
         FEB         301,359.25      343,710.63
         MAR         307,082.06      348,730.31
         APR         323,867.17      362,795.28
         MAY         326,917.99      359,606.30
         JUN         325,773.78      363,877.95
         JUL         305,243.52      339,970.47
         AUG         317,453.26      350,511.81
         SEP         317,834.20      355,679.13
         OCT         312,110.01      348,041.34
         NOV         322,028.86      353,188.98
         DEC         330,443.48      354,753.94
    1997 JAN         353,445.65      379,793.31
         FEB         367,247.70      398,395.67
         MAR         357,662.54      388,415.35
         APR         358,045.24      381,820.87
         MAY         376,828.29      394,803.15
         JUN         406,729.61      411,850.39
         JUL         418,118.04      415,826.77
         AUG         372,217.04      362,736.22
         SEP         382,244.57      374,537.40
         OCT         320,917.25      313,090.55
         NOV         317,444.93      298,513.78
         DEC         330,945.86      302,460.63
    1998 JAN         305,873.40      282,627.95
         FEB         321,301.66      311,486.22
         MAR         330,172.79      323,690.94
         APR         330,172.79      324,576.77
         MAY         287,745.59      284,074.80
         JUN         262,288.74      254,950.79
         JUL         274,962.53      265,127.95
         AUG         196,952.91      190,580.71
         SEP         196,952.91      199,625.98
         OCT         215,104.09      222,736.22

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo Emerging Markets Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

TCW GALILEO EMERGING MARKETS INCOME FUND
----------------------------------------

For the fiscal year ended October 31, 1998, Fund declined 30.7% versus the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") which declined 10.1%. The negative variance in excess returns can largely be attributed to an overweight in U.S. dollar denominated Russian debt and the liquidation of Indonesian debt positions in May of this year.

Our medium term outlook for emerging markets fixed income has been framed around two competing scenarios. The first scenario views the dramatic and volatile adjustment processes that are underway as a necessary condition for restoring global economic balances and promoting more balanced economic growth. The main elements to this scenario are: lower G-3 interest rates, rising aggregate demand, exchange rate stability, banking reform (Japan, Asia), fully restored funding for the IMF, and continuity of reform. In the second scenario, collapsing aggregate demand in Japan and Asia forms the catalyst for a deeper, more insidious deterioration of global economic conditions. Through the transmission mechanisms of trade and credit, regional economic weakness in Japan and Asia is exported to the rest of the world in the form of declining demand, deflation, exchange rate instability, systemic pressures on the financial system, and rising default rates.

At October 31, 1998, the Fund's industry weightings (as a percentage of net assets) were: 1.5% in Cement, 1.7% in Conglomerates, 1% in Media & Publishing, 89.4% in Sovereign Debt Issues, 1.8% in Telecommunications and 2.7% in Utilities.

Our baseline outlook has been clearly constructed and around the first scenario outlined above. In October, four important elements to that baseline outlook fell into place. First, monetary policies in the U.S., Europe, and Japan turned increasingly stimulative. Second, a program to restructure the banking system was finally adopted in Japan. Third, funding for the IMF was fully restored after a contentious political debate in the U.S. Fourth, Brazil and the IMF (will full support from the U.S.) reached an agreement on the emergency financing package to support the exchange rate and relieve some of the financing pressures associated with Brazil's heavy short-term domestic debt burden.

----------------------------------

TCW GALILEO EMERGING MARKETS INCOME FUND (CONTINUED)
----------------------------------------------------

             -----------------------------------------------
                AVERAGE ANNUALIZED TOTAL RETURN(1)
             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
             (30.7)%      N/A       N/A         (7.5)%
             -----------------------------------------------

                       TCW            EMBI
                --------------------------------
INITIAL VALUE        250,000.00      250,000.00

    1996 SEPT        257,620.00      266,122.61
         OCT         257,748.81      268,212.58
         NOV         267,053.54      281,588.38
         DEC         272,226.37      284,972.13
    1997 JAN         281,114.56      292,854.30
         FEB         289,677.31      297,949.84
         MAR         280,033.95      287,201.43
         APR         289,261.07      295,700.64
         MAY         301,974.09      307,185.51
         JUNE        310,954.80      314,251.59
         JUL         320,445.14      327,289.01
         AUG         321,127.69      325,963.38
         SEP         329,974.76      335,923.57
         OCT         295,169.02      297,227.31
         NOV         303,776.15      311,345.61
         DEC         300,592.58      322,116.12
    1998 JAN         298,311.08      321,423.43
         FEB         311,180.22      330,623.45
         MAR         321,984.40      338,860.07
         APR         324,286.59      339,676.17
         MAY         304,861.82      328,081.60
         JUNE        287,027.40      318,610.87
         JULY        287,489.52      320,809.29
         AUG         181,693.37      228,608.70
         SEP         193,461.65      250,966.63
         OCT         211,364.60      267,204.17

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo Emerging Markets Income Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998



TCW Galileo European Equities Fund
----------------------------------

The Fund returned 17% for the fiscal year ended October 31, 1998 versus 23.4% for the MSCI Europe Index. The Fund was negatively affected by the Fund's cash flows in the first two months of its inception.

Up to the end of July, the Fund benefited from being overweight in the growth sectors of the European markets, particularly in telecommunications, technology and automobiles. The earnings growth in these sectors was substantially ahead of the IBES median growth for the European market. However, during the market correction in August, September and October, the Fund suffered from being underweight in defensive sectors such as health, utilities and food retailers.

At October 31, 1998, the Fund's industry weightings were: 3.1% in Aerospace, 4.9% in Automobile Manufacturing, 1.7% in Auto Parts, 1.2% in Beverages & Tobacco, 4% in Business Services, 4.8% in Computers, 5.7% in Electronics, 3.4% in Engineering & Machines, 7.2% in Energy, 19.8% in Financial Services, 3.1% in Food & Healthcare, 0.5% in Furniture, 2% in Hotels, 8% in Pharmaceuticals, 5.1% in Publishing & Media, 5.4% in Retail, 12.2% in Telecommunications and 2.3% in Utilities.

It is our belief that as the effects of the Asian crises are absorbed in the market, performance will again favor the growth sectors that the Fund is invested in, as investors will resume rewarding achievable above average earnings, rather than the safe haven of defensive issuers. The current weighted forecast earnings growth of the stocks held in the Fund over a twelve month rolling period is substantially ahead of the market average at 21.2% vis-a-vis 10.2%, while being valued at the same P/E multiple as the market at 19x.

             -----------------------------------------------
                AVERAGE ANNUALIZED TOTAL RETURN(1)
             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
              17.0%       N/A       N/A         16.8%
             -----------------------------------------------

                      TCW         MSCI EUROPE
                --------------------------------
INITIAL VALUE        250,000.00      250,000.00

    1997 NOV         251,750.00      253,900.00
         DEC         254,750.86      263,243.52
    1998 JAN         263,751.21      274,273.42
         FEB         288,000.49      295,776.46
         MAR         307,999.25      316,924.48
         APR         318,249.46      323,136.20
         MAY         329,248.16      329,760.49
         JUN         324,997.57      333,453.81
         JUL         330,246.28      340,122.88
         AUG         287,997.87      297,437.46
         SEP         272,247.27      285,629.19
         OCT         291,996.09      308,565.22

(1) Performance Date includes the performance of the predecessor limited partnership for periods before the TCW Galileo Japanese Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

----------------------------------


TCW GALILEO INTERNATIONAL EQUITIES FUND
---------------------------------------

The Fund returned 7.5% versus the MSCI EAFE Index return of 10% for the fiscal year ended October 31, 1998. The Fund was adversely affected by cash flows in the first two months following its inception and also negatively impacted by having an exposure to Latin America during the period, although, the weighting was reduced dramatically as the crisis for these countries developed. The Latin American markets declined by over 30% during the year compared to the MSCI EAFE benchmark rise of 10%.

The Fund was heavily weighted in Europe where the equity markets were the strongest in the non-U.S. universe, with the MSCI Europe Index rising by over 23%. In the European portion of the Fund, performance benefited, until the end of July, from being overweight in the growth sectors of telecommunications, technology and automobiles, where consumer demand was strong. However, during the equity market correction beginning in August, performance suffered due to an underweighting in defensive sectors such as health, utilities and food retailers.

The Fund's exposure to the Asia Pacific region was reduced sharply during the period as we anticipated the economic and financial problems of this region. Throughout this period, the Fund underweighted the Japanese equity market due to our analysis of the weakness of the Japanese economy and the problems facing the Japanese banking system.

              -----------------------------------------------
                AVERAGE ANNUALIZED TOTAL RETURN(1)
             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
              7.5%       6.7%       N/A          6.2%
             -----------------------------------------------

                       TCW                  MSCI EAFE
                ------------------------------------------
INITIAL VALUE        250,000.00             250,000.00

    1993 DEC         267,967.50             268,108.50
    1994 JAN         291,275.31             290,833.64
         FEB         285,979.93             290,087.95
         MAR         280,360.42             277,655.36
         APR         288,384.34             289,497.91
         MAY         286,348.34             287,897.57
         JUNE        281,509.06             292,030.63
         JUL         289,520.80             294,904.21
         AUG         301,828.33             301,950.94
         SEP         292,233.21             292,506.82
         OCT         297,373.59             302,315.46
         NOV         281,526.56             287,852.68
         DEC         277,886.42             289,723.15
    1995 JAN         269,313.62             278,660.94
         FEB         267,350.32             277,933.64
         MAR         273,916.45             295,346.18
         APR         284,177.36             306,533.30
         MAY         280,593.88             302,957.90
         JUNE        275,851.85             297,725.51
         JUL         292,819.49             316,342.29
         AUG         287,621.95             304,351.65
         SEP         287,688.10             310,374.77
         OCT         276,502.79             302,111.04
         NOV         282,289.99             310,596.13
         DEC         291,464.41             323,190.80
    1996 JAN         298,672.33             324,593.45
         FEB         302,283.28             325,771.73
         MAR         307,143.99             332,772.56
         APR         321,435.40             342,529.45
         MAY         321,721.48             336,309.12
         JUN         317,835.08             338,283.25
         JUL         304,994.55             328,479.80
         AUG         304,887.80             329,284.58
         SEP         311,290.44             338,115.99
         OCT         306,182.17             334,741.59
         NOV         312,563.00             348,144.65
         DEC         306,464.90             343,751.06
    1997 JAN         297,568.22             331,798.84
         FEB         300,790.89             337,306.70
         MAR         299,843.40             338,612.08
         APR         299,483.58             340,491.37
         MAY         321,441.72             362,732.27
         JUN         337,057.36             382,816.75
         JUL         340,444.78             389,087.29
         AUG         317,570.30             360,108.07
         SEP         332,635.83             380,362.35
         OCT         312,142.14             351,226.59
         NOV         305,275.01             347,714.33
         DEC         304,026.44             350,843.76
    1998 JAN         315,576.40             366,982.57
         FEB         340,547.96             390,616.25
         MAR         355,841.97             402,725.35
         APR         364,581.45             405,987.43
         MAY         368,639.24             404,119.88
         JUN         363,644.18             407,272.02
         JUL         368,637.02             411,507.65
         AUG         322,752.77             360,604.15
         SEP         309,642.55             349,641.79
         OCT         335,550.34             386,179.35

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo International Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

TCW GALILEO JAPANESE EQUITIES FUND
----------------------------------

The fiscal year ended October 31, 1998, proved to be another difficult period for the Japanese equity market. The Fund declined 14.9% in U.S. Dollar terms during the period, which was slightly better than the return of the Tokyo Stock Exchange Section I return of 14.7%. The Yen appreciated marginally during the period.

The market weakness reflected the very difficult economic environment and poor performance of corporate earnings. The spring fiscal stimulus measure adopted by the authorities failed to revive the economy, and as we approach 1999 the Japanese economy has yet to show signs that it is emerging from its deepest recession since the war. Consumption has been constrained by weak earnings growth and sharply rising unemployment, while capital expenditure is suffering from over capacity in many industries and restrictive bank lending. Consequently, corporate sector earnings have been hit hard. Pre-tax non-financial sector profits are expected to fall around 30% in fiscal 1999.
Pricing pressure has been severe in many areas of the economy and profit margins have been squeezed.

The Fund benefited from the defensive nature of its exposure to convertible bonds and underweight position in the banking sector. This was offset by its overweight position in small-cap stocks, which performed poorly during the period. The Fund remains overweight in small cap stocks, which we believe offer exceptional value, and continues to have a low exposure to the financial sector which we believe is still some way from liquidating its bad debt positions.

The outlook for the next twelve months is mixed. We expect the economy to bottom during the following period, but a strong rebound is unlikely. At the same time an increased level of corporate restructuring should help to halt the decline in corporate profits, but if the Yen stays strong profits are likely to remain under pressure. Nevertheless, the Japanese market is trading at historical lows on many valuation measures and any sign of a stronger than expected recovery could lead to a sharp rally in the market. In such a long bear market it is often easy to lose sight of the fact that Japan still has many world class companies that can compete successfully in global markets.

At October 31, 1998, the Fund's industry weightings (as a percentage of net assets) were: 13.6% in Banks & Financial Services, 4% in Business Services, 9.4% in Chemicals, 6.2% in Communications, 3.4% in Construction, 24% in Electrical Machinery, 1.4% in Iron & Steel, 8.3% in Machinery, 0.1% in Metal Products, 4.1% in Miscellaneous Industries, 2.4% in Nonferrous Metals, 4.5% in Other Products, 0.4% in Pharmaceuticals, 5% in Precision Instruments, 3.1% in Retail, 5.5% in Transport Equipment and 0.6% in Wholesale.

----------------------------------


TCW GALILEO JAPANESE EQUITIES FUND (CONTINUED)
----------------------------------------------

                             -----------------------------------------------
                             AVERAGE ANNUALIZED TOTAL RETURN(1)
                             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
                             (14.9)%    (14.7)%     N/A         (16.6)%
                             -----------------------------------------------

                               TOKYO STOCK EXCHANGE
                       TCW          SECTION 1
                ------------------------------------
INITIAL VALUE        250,000.00      250,000.00

   1995 MAY          227,015.00      233,725.00
        JUNE         220,881.05      222,576.32
        JUL          233,729.71      239,759.21
        AUG          231,013.77      230,456.55
        SEP          223,686.01      230,456.55
        OCT          212,881.98      218,380.63
        NOV          229,344.14      231,396.11
        DEC          244,024.46      242,549.41
   1996 JAN          247,438.36      239,299.24
        FEB          243,526.36      235,590.11
        MAR          250,863.81      243,482.37
        APR          277,490.49      259,747.00
        MAY          267,345.44      247,201.22
        JUN          267,992.42      248,585.54
        JUL          256,163.23      236,504.29
        AUG          242,730.03      226,287.30
        SEP          247,880.76      232,804.38
        OCT          232,070.93      217,462.57
        NOV          226,733.30      219,311.00
        DEC          207,091.39      202,577.57
   1997 JAN          188,053.48      180,739.71
        FEB          188,978.70      183,993.02
        MAR          180,187.41      177,498.07
        APR          178,167.51      181,687.02
        MAY          204,787.52      204,452.41
        JUN          213,130.56      217,925.82
        JUL          193,288.11      209,099.83
        AUG          175,816.80      190,510.85
        SEP          158,555.10      184,928.88
        OCT          155,439.50      170,522.92
        NOV          131,812.69      157,972.44
        DEC          113,316.73      145,429.42
   1998 JAN          136,859.42      161,266.69
        FEB          140,625.79      163,266.40
        MAR          131,994.18      152,180.61
        APR          134,661.78      149,684.85
        MAY          130,895.29      142,874.19
        JUN          130,266.99      144,545.81
        JUL          131,679.09      141,597.08
        AUG          117,710.57      128,032.08
        SEP          116,298.04      124,575.21
        OCT          132,306.47      145,441.56


(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Japanese Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and, therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

TCW GALILEO LATIN AMERICA EQUITIES FUND
---------------------------------------

The total return earned by the Fund during the fiscal year ended October 31, 1998, was a negative 30%. This was in line with the negative 30.3% return of the International Finance Corporation Latin America Investable Index ("IFC Investable Latin America") for the same period.

Against a difficult backdrop of slowing global growth, Latin American equity markets declined sharply during the Fund's fiscal year. Sentiment was hurt by the recessionary fallout of the Asian currency crisis, and declining commodity prices through much of the year. Investor confidence was also shaken by Russia's devaluation of the ruble and partial default on domestic debt. The financial crisis in Russia increased concerns about Brazil's large fiscal deficit and the sustainability of its current exchange rate regime. However, the markets rebounded in October as the U.S. began to ease monetary policy and sparked a downward trend in global interest rates. The rallies were also fueled by positive developments in Brazil. Following President Cardoso's re-election on October 4, 1998, the government announced a long-awaited fiscal austerity program, which paved the way for a $41.5 billion IMF-led loan package.

The Fund maintained its overweight position in Mexico due to superior earnings growth, driven, in part, by strong consumer demand. The Fund has also generally been overweight in Brazil, with the exception of August and September 1998. The Brazilian market offers attractive investment opportunities in recently privatized companies. We maintained a significantly underweight position in Chile as high real interest rates continued to constrain economic growth and valuations have been high relative to other markets. We shifted to an underweight position in Colombia, and maintained our underweight allocation in Peru. Earlier in the fiscal year, the Fund reduced its Venezuelan exposure due to concerns about the impact of continued weak oil prices. Subsequently, the Fund reduced its Venezuelan weighting to zero due to increased uncertainty in the run-up to the presidential election in December.

At October 31, 1998, the Fund's industry weightings (as a percentage of net assets) were: 4.8% in Banking, 13% in Beverages, 4.1% in Cement, 4.1% in Congolmerates, 4.4% in Consumer Durables, 6.5% in Electronics, 2.5% in Financial Services, 2.5% in Foods, 0.8% in Healthcare, 4.2% in Media & Publishing, 3.8% in Mining, 6% in Petroleum, 6.9% in Retail and 29.8% in Telecommunications.

We remain cautiously optimistic on the prospect for Latin American equities given the improved outlook for worldwide liquidity in the wake of global interest rate cuts. As a result of the poor market performance in the past twelve months, valuations for Latin American equities have become compelling. For the five-year period 1992-1997, earnings growth has exceeded market performance by 43%, according to data provided by the IFC. Furthermore, in the last nine calendar years, market performance has exceeded earnings growth in only three years.

----------------------------------

TCW GALILEO LATIN AMERICA EQUITIES FUND (CONTINUED)
---------------------------------------------------

              -----------------------------------------------
                AVERAGE ANNUALIZED TOTAL RETURN(1)
             1-YEAR     3-YEARS   5-YEARS   SINCE INCEPTION
             (30.0)%     4.0%     (3.6)%         5.9%
             -----------------------------------------------

                                      IFC INVESTABLE
                         TCW           LATIN AMERICA
                   ----------------------------------
INITIAL VALUE          250,000.00       250,000.00

   1991 JULY           257,000.00       273,535.47
        AUG            274,990.00       299,097.53
        SEP            265,365.35       294,672.26
        OCT            286,461.90       331,301.46
        NOV            289,326.51       318,476.88
        DEC            294,534.39       364,114.95
   1992 JAN            336,358.28       424,540.85
        FEB            391,521.03       448,210.89
        MAR            411,488.60       449,366.69
        APR            395,440.55       454,583.60
        MAY            404,140.24       456,586.45
        JUN            340,286.08       368,160.23
        JULY           348,861.29       370,645.98
        AUG            328,976.20       350,395.82
        SEP            312,856.37       335,433.82
        OCT            345,706.28       350,308.74
        NOV            355,386.06       347,830.91
        DEC            376,709.22       376,678.28
   1993 JAN            371,209.27       365,650.73
        FEB            352,648.80       362,127.93
        MAR            383,681.90       392,962.32
        APR            369,577.75       378,443.64
        MAY            364,640.19       383,510.13
        JUN            382,624.25       404,686.51
        JULY           396,023.75       416,276.12
        AUG            428,466.02       452,739.08
        SEP            425,646.71       460,117.16
        OCT            458,089.50       491,220.71
        NOV            486,655.96       528,736.54
        DEC            578,346.81       605,509.82
   1994 JAN            643,034.90       686,827.11
        FEB            596,723.53       655,588.98
        MAR            532,420.60       611,629.20
        APR            497,206.30       566,759.02
        MAY            511,366.74       596,398.04
        JUN            465,435.78       550,633.31
        JULY           501,795.62       603,316.97
        AUG            572,990.38       702,889.49
        SEP            601,313.30       734,111.78
        OCT            573,755.11       691,228.63
        NOV            569,543.75       679,164.03
        DEC            450,007.91       548,139.65
   1995 JAN            391,830.88       461,550.03
        FEB            338,788.74       394,632.68
        MAR            319,111.89       382,845.16
        APR            355,471.50       443,001.90
        MAY            353,761.68       444,173.53
        JUN            357,182.55       453,459.47
        JULY           372,580.69       477,754.91
        AUG            378,143.32       484,499.68
        SEP            373,439.22       478,316.97
        OCT            338,791.53       432,726.41
        NOV            355,473.62       447,712.16
        DEC            361,282.06       456,356.87
   1996 JAN            403,432.84       499,255.86
        FEB            380,638.89       472,886.32
        MAR            388,811.20       480,470.23
        APR            406,875.37       505,755.22
        MAY            425,367.86       518,991.45
        JUN            435,691.53       528,237.81
        JUL            417,196.43       504,939.84
        AUG            432,248.88       518,635.21
        SEP            439,990.45       528,681.13
        OCT            430,526.26       518,809.37
        NOV            434,396.69       521,152.63
        DEC            449,448.54       534,895.50
   1997 JAN            493,265.27       584,190.94
        FEB            524,498.83       622,387.59
        MAR            520,161.22       615,745.73
        APR            543,589.29       640,848.64
        MAY            584,369.35       692,621.91
        JUN            633,824.53       748,274.22
        JUL            671,651.18       789,779.92
        AUG            606,051.01       721,128.88
        SEP            665,134.92       782,006.02
        OCT            543,488.40       636,312.54
        NOV            573,467.22       655,913.55
        DEC            600,402.97       691,481.95
   1998 JAN            533,061.78       611,431.29
        FEB            558,259.61       641,774.86
        MAR            593,016.85       683,755.54
        APR            587,804.23       677,881.57
        MAY            512,212.61       593,342.31
        JUN            487,882.51       560,394.24
        JUL            508,178.42       582,583.91
        AUG            324,273.73       385,877.14
        SEP            349,148.77       412,017.10
        OCT            380,687.38       443,492.72

(1) Performance data includes the performance of the predecessor limited partnership for periods before the TCW Galileo Latin America Equities Fund's registration became effective. The predecessor limited partnership was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, the limited partnership's performance may have been lower.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO ASIA PACIFIC EQUITIES FUND

                                                                October 31, 1998


SCHEDULE OF INVESTMENTS
-----------------------

  Number of
  Shares
  or Warrants    EQUITY SECURITIES                                       Value
--------------   -----------------                                     -----------
   445,000       HONG KONG (41.0% OF NET ASSETS)
   244,000       Beijing Datang Power Generation Company, Limited      $  137,878
    73,000       Cafe De Coral Holdings, Limited                           83,475
    88,000       Cheung Kong Holdings, Limited                            499,484
    91,000       China Telecom (Hong Kong), Limited                       165,298 **
    74,500       CLP Holdings, Limited                                    511,038 **
    11,600       Dao Heng Bank Group, Limited                             155,329
   110,000       HSBC Holdings Public Company, Limited                    265,815
    77,000       Huaneng Power International, Inc.                         38,342 **
   107,000       Hutchison Whampoa, Limited                               551,704
    21,000       Hysan Development Company, Limited                       130,538
   477,000       Johnson Electric Holdings, Limited                        48,799
   132,000       Legend Holdings, Limited                                 160,108
    67,000       New World Infrastructure, Limited                        188,304 **
   370,000       Sun Hung Kai Properties, Limited                         467,080
                 Yanzhou Coal Mining Company, Limited                      72,605 **
                                                                       -----------
                 TOTAL HONG KONG (Cost: $3,110,322)                     3,475,797
                                                                       -----------

                 INDIA (2.2%)
    18,500       Reliance Industries, Limited (GDR)                        93,795 **
     8,800       Videsh Sanchar Nigam, Limited (GDR)                       92,400 **
                                                                       -----------
                 TOTAL INDIA (Cost: $  225,045)                           186,195
                                                                       -----------

                 PHILIPPINES (3.6%)
    43,200       Ayala Land, Inc.                                          13,138
   247,000       Jollibee Foods Corporation,Warrants, expire 03/25/03     110,377 **
    33,900       Manila Electric Company                                  100,152
     3,470       Philippine Long Distance Telephone Company                83,132
                                                                       -----------
                 TOTAL PHILIPPINES (Cost: $  295,246)                     306,799
                                                                       -----------

                 SINGAPORE (11.7%)
    25,000       City Developments, Limited                                90,769
    22,000       Elec & Eltek International Company, Limited              110,000 **
    40,000       Natsteel Electronics, Limited                             82,215 **
    20,000       Oversea-Chinese Banking Corporation, Limited              87,385
    25,520       Singapore Press Holdings, Limited                        221,435
   259,397       Singapore Technologies Engineering, Limited              255,406 **
    84,000       Singapore Telecommunications, Limited                    145,256
                                                                       -----------
                 TOTAL SINGAPORE (Cost: $  985,107)                       992,466
                                                                       -----------

** Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO ASIA PACIFIC EQUITIES FUND

-----------------------------------

  Number of
  Shares         EQUITY SECURITIES                                                    Value
--------------   -----------------                                                  ----------
                 SOUTH KOREA (7.4%)
     5,000       Korea Electric Power Corporation                                   $   89,083 **
    22,000       L.G. Chemical, Limited                                                170,963 **
     2,310       Pohang Iron & Steel Company, Limited                                  127,987 **
     5,665       Samsung Display Devices Company                                       212,598 **
       671       Samsung Electronics Company, Limited                                   27,471 **
                                                                                    ----------
                 TOTAL SOUTH KOREA (Cost: $509,207)                                    628,102
                                                                                    ----------

                 TAIWAN (20.6%)
    84,280       Asustek Computer, Inc. (GDR)                                          644,742 **
    10,000       Fubon Insurance Company (144A) (GDR)                                  126,250 * **
    32,000       Siliconware Precision Industries Company (GDR)                        339,200 **
    42,584       Taiwan Semiconductor Manufacturing Company, Limited (ADR)             636,099 **
                                                                                    ----------
                 TOTAL TAIWAN (Cost: $1,796,550)                                     1,746,291
                                                                                    ----------

                 THAILAND (1.3%)
   220,000       National Finance &Securities Public Company, Limited
                 (Foreign Registered)                                                   59,281 **
    43,000       Thai Farmers' Bank Public Company, Limited (Foreign Registered)        54,423 **
                                                                                    ----------
                 TOTAL THAILAND (Cost: $100,722)                                       113,704
                                                                                    ----------

                 TOTAL EQUITY SECURITIES (COST:  $7,022,199) (87.8%)                 7,449,354
                                                                                    ----------
  Principal
    Amount       SHORT-TERM INVESTMENT (COST:  $1,112,055) (13.1%)
--------------   -------------------------------------------------
$1,112,055       Bank of New York Depository Reserve, 4%, due 11/02/98               1,112,055
                                                                                    ----------
                 TOTAL INVESTMENTS (COST:  $8,134,254) (100.9%)                      8,561,409

                 LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)                         (78,932)
                                                                                    ----------

                 NET ASSETS (100%)                                                  $8,482,477
                                                                                    ==========

*   Restricted Security. (See Note 6)
**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO EMERGING MARKETS EQUITIES FUND

                                                                October 31, 1998

SCHEDULE OF INVESTMENTS
-----------------------

   Number
  of Shares      EQUITY SECURITIES                                                                       Value
-------------    -----------------                                                                    ------------
                 COMMON STOCK
                 ------------
                 ARGENTINA (4.6% of Net Assets)
      8,260      Banco de Galicia y Buenos Aires, S.A. (ADR)                                          $   140,936
      4,380      Banco Frances, S.A. (ADR)                                                                 91,433
      9,300      Perez Companc, S.A., Series B                                                             45,942
      9,100      Telecom Argentina, STET-France Telecom, S.A., Series B (ADR)                             293,475
      4,150      Telefonica de Argentina, Sociedad Anonima, Series B (ADR)                                137,209
      5,226      Yacimientos Petroliferos Fiscales Sociedad del Estado, Series D (ADR)                    151,227
                                                                                                      ------------
                 TOTAL ARGENTINA (Cost: $   863,466)                                                      860,222
                                                                                                      ------------
                 BRAZIL (2.9%)
     11,145      Companhia Energetica de Minas Gerais (CEMIG) (ADR)                                       214,541
  5,840,000      Embratel Participacoes, S.A.                                                              45,036 **
  5,840,000      Tele Celular Sul Participacoes, S.A.                                                       3,720 **
  5,840,000      Tele Centro Sul Participacoes, S.A.                                                       26,924 **
  5,840,000      Tele Norte Leste Participacoes, S.A.                                                      32,798
  5,840,000      Tele Sudeste Celular Participacoes, S.A.                                                  11,259
  5,840,000      Telemig Celular Participacoes, S.A.                                                        3,574
  5,840,000      Telesp Celular Participacoes, S.A.                                                        19,042
  5,840,000      Telesp Participacoes, S.A.                                                               104,758 **
      5,000      Uniao de Bancos Brasileros, S.A. (UNIBANCO) (ADR)                                         86,875
                                                                                                      ------------
                 TOTAL BRAZIL (Cost: $   832,401)                                                         548,527
                                                                                                      ------------
                 CHILE (2.2%)
      5,147      Compania de Telecomunicaciones de Chile, S.A., Series A (ADR)                            112,912
      5,260      Embotelladora Andina, S.A., Series A (ADR)                                                70,024
      7,890      Laboratorio Chile, S.A. (ADR)                                                            114,405 **
      4,570      Vina Concha y Toro, S.A. (ADR)                                                           117,392
                                                                                                      ------------
                 TOTAL CHILE (Cost: $   483,181)                                                          414,733
                                                                                                      ------------
                 COLOMBIA (0.5%)
      4,950      BanColombia, S.A. (ADR)                                                                   24,441
     22,950      Bavaria CB                                                                                76,248
                                                                                                      ------------
                 TOTAL COLOMBIA (Cost: $   226,054)                                                       100,689
                                                                                                      ------------
                 EGYPT (COST:  $191,425) (0.7%)
      9,500      Suez Cement Company (144A) (GDR)                                                         139,650 * **
                                                                                                      ------------

*   Restricted Security. (See Note 6)
**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO EMERGING MARKETS EQUITIES FUND

-----------------------------------

  Number of
   Shares        EQUITY SECURITIES                                        Value
-------------    -----------------                                      -----------
                 GREECE (7.3%)
     4,920       Alpha Credit Bank                                      $  393,303
    15,496       Hellenic Telecommunication Organization, S.A.             352,432
     3,526       National Bank of Greece, S.A.                             501,208
     1,870       Titan Cement Company, S.A.                                115,629 **
                                                                        -----------
                 TOTAL GREECE (Cost: $1,195,578)                         1,362,572
                                                                        -----------

                 HONG KONG (2.7%)
   573,000       Beijing Datang Power Generation Company, Limited          177,537
   284,000       Huaneng Power International, Inc.                          98,993
   309,000       Legend Holdings, Limited                                  103,718 **
   620,000       Yanzhou Coal Mining Company, Limited                      121,663 **
                                                                        -----------
                 TOTAL HONG KONG (Cost: $569,471)                          501,911
                                                                        -----------

                 HUNGARY (4.3%)
    15,283       Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR)              347,688 * **
     7,100       OTP Bank Rt.                                              252,879 **
     6,500       Pannonplast Rt.                                           201,574 **
                                                                        -----------
                 TOTAL HUNGARY (Cost: $786,956)                            802,141
                                                                        -----------

                 INDIA (2.7%)
    14,600       Mahanagar Telephone Nigam, Limited (144A) (GDR)           160,235 * **
    59,500       Reliance Industries, Limited (GDR)                        301,665 **
     4,000       Videsh Sanchar Nigam, Limited (GDR)                        42,000 **
                                                                        -----------
                 TOTAL INDIA (Cost: $579,879)                              503,900
                                                                        -----------
                 ISRAEL (3.1%)
   174,000       Bank Hapoalim, Limited                                    316,661 **
     9,715       Blue Square Chain Investments & Properties, Limited       124,493 **
     7,710       NICE-Systems, Limited (ADR)                               146,490 **
                                                                        -----------
                 TOTAL ISRAEL (Cost: $944,022)                             587,644
                                                                        -----------

*   Restricted Security. (See Note 6)
**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

SCHEDULE OF INVESTMENTS
-----------------------

   Number
  of Shares      EQUITY SECURITIES                                                   Value
-------------    -----------------                                                -----------
                 LATIN AMERICAN REGIONAL (COST:  $133,598) (0.7%)
     6,770       Panamerican Beverages, Inc. (ADR)                                $  137,093
                                                                                  ------------
                 MEXICO (12.1%)
    32,500       Apasco, S.A.de C.V.                                                 119,059
    35,320       Cemex, S.A. de C.V., Series B                                        98,267 **
   221,500       Cifra, S.A. de C.V., Series C                                       287,292 **
     3,200       Coca Cola Femsa, S.A. (ADR)                                          52,800
     5,900       Fomento Economico Mexicano, S.A. de C.V., Series B (ADR)            153,769 **
    96,600       Grupo Industrial Bimbo, S.A. de C.V., Series A                      162,594
    96,300       Grupo Modelo, S.A. de C.V., Series C                                203,088 **
     8,160       Grupo Televisa, S.A. de C.V. (ADR)                                  221,340 **
    77,500       Kimberly-Clark de Mexico, S.A. de C.V., Series A                    227,129
    31,600       Organizacion Soriana, S.A. de C.V., Series B                         93,861 **
    12,285       Telefonos de Mexico, S.A. de C.V. (ADR)                             648,801
                                                                                  -----------
                 TOTAL MEXICO (Cost: $2,389,675)                                   2,268,000
                                                                                  -----------

                 PERU (0.8%)
    51,463       Cementos Lima, S.A., Class T                                         59,845
     9,894       Compania de Minas Buenaventura, S. A., Series B                      59,396
    94,783       Union de Cerveceria Peruanas Backus y Johnston, S.A., Class T        33,652
                                                                                  -----------
                 TOTAL PERU (Cost: $215,338)                                         152,893
                                                                                  -----------

                 PHILIPPINES (1.7%)
   270,000       Jollibee Foods Corporation, Warrants, expire 03/25/03               120,656 **
    35,900       Manila Electric Company                                             106,060
     4,070       Philippine Long Distance Telephone Company                           97,506
                                                                                  -----------
                 TOTAL PHILIPPINES (Cost: $296,788)                                  324,222
                                                                                  -----------

                 POLAND (4.7%)
     2,500       Bank Przemyslowo-Handlowy, S.A.                                     161,594 **
    28,000       Electricm Spolka Akcyjna, S.A.                                      332,754 **
     1,580       International Trading & Investments Holdings, S.A. (GDR)            394,210 **
                                                                                  -----------
                 TOTAL POLAND (Cost: $818,147)                                       888,558
                                                                                  -----------

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO EMERGING MARKETS EQUITIES FUND

------------------------------------

  Number of
   Shares        EQUITY SECURITIES                                                                Value
-------------    -----------------                                                             ------------
                 PORTUGAL (2.6%)
    2,000        Banco Comercial Portugues, S.A.                                               $   62,345 **
    4,902        Banco Espirito Santo e Comercial de Lisboa, S.A.                                 144,219 **
    7,480        Banco Pinto & Sotto Mayor, S.A.                                                  142,735 **
    5,400        EDP-Electricidade de Portugal, S.A.                                              135,166 **
                                                                                               ------------
                 TOTAL PORTUGAL (Cost: $597,651)                                                  484,465
                                                                                               ------------

                 SOUTH AFRICA (10.7%)
   40,200        Allied Technologies, Limited                                                     104,089 **
    9,600        Anglo American Corporation of South Africa                                       313,029 **
    7,751        Anglo American Platinum Corporation, Limited                                     117,649 **
    5,072        Anglogold, Limited                                                               258,129 **
   17,920        Liberty Life Association of Africa, Limited                                      307,200
   18,092        Nedcor, Limited                                                                  361,840
  135,640        New Africa Investments, Limited, Series N                                         88,408 **
  108,200        New Clicks Holdings, Limited                                                     111,098 **
   17,974        South African Breweries, Limited                                                 349,209 **
                                                                                               ------------
                 TOTAL SOUTH AFRICA (Cost: $2,430,466)                                          2,010,651
                                                                                               ------------

                 SOUTHEAST ASIAN REGIONAL (COST:  $275,000) (0.2%)
   27,500        Central Asia Investment Company, Limited                                          35,750 **
                                                                                               ------------
                 SOUTH KOREA (7.9%)
   23,000        Korea Electric Power Corporation                                                 409,780 **
   23,100        L.G. Chemical, Limited                                                           179,511 **
    6,800        Pohang Iron & Steel Company, Limited                                             376,758 **
   12,650        Samsung Display Devices Company                                                  474,735 **
    1,204        Samsung Electronics Company, Limited                                              49,292 **
                                                                                               ------------
                 TOTAL SOUTH KOREA (Cost: $1,344,187)                                           1,490,076
                                                                                               ------------

                 TAIWAN (10.0%)
   87,366        Asustek Computer, Inc. (GDR)                                                     668,350 **
    6,800        Fubon Insurance Company (144A) (GDR)                                              85,850 * **
   24,000        Siliconware Precision Industries Company (GDR)                                   254,400 **
   25,000        Taiwan Index Fund, Limited (GDR)                                                 263,750 **
   39,900        Taiwan Semiconductor Manufacturing Company, Limited (ADR)                        596,006 **
                                                                                               ------------
                 TOTAL TAIWAN (Cost: $1,995,819)                                                1,868,356
                                                                                               ------------

                 THAILAND (0.7%)
  245,000        National Finance & Securities Public Company, Limited (Foreign Registered)        66,018 **
   46,000        Thai Farmers' Bank Public Company, Limited (Foreign Registered)                   58,220 **
                                                                                               ------------
                 TOTAL THAILAND (Cost: $109,980)                                                  124,238
                                                                                               ------------

*   Restricted Security. (See Note 6)
**  Non-income producing.

See accompanying Note to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

  Number of
   Shares        EQUITY SECURITIES                                               Value
-------------    -----------------                                            ------------
                 TURKEY (2.6%)
   8,225,000     Akbank, T.A.S.                                               $   122,139 **
   2,500,000     Aksigorta, A.S.                                                   54,158 **
  10,870,000     Dogan Yayin Holdings                                              68,365 **
     141,000     Migros Turk, T.A.S.                                              120,702 **
   5,166,000     Netas Northern Electric Telekomunikasyon, A.S. (Receipts)        115,522 **
      30,000     Netas Northern Electric Telekomunikasyon, A.S.                       671 **
                                                                              ------------
                 TOTAL TURKEY (Cost: $560,887)                                    481,557
                                                                              ------------

                 TOTAL COMMON STOCK (COST:  $17,839,969) (85.7%)               16,087,848
                                                                              ------------
                 PREFERRED STOCK
                 ---------------
                 BRAZIL (5.8%)
     167,000     Banco Itau, S.A.                                                  81,192
  10,400,000     Companhia Paranaense de Energia (COPEL), Series B                 81,073
      10,408     Companhia Vale do Rio Doce                                       157,036
   6,430,000     Embratel Participacoes, S.A.                                      90,548 **
     108,400     Itausa - Investimentos Itau, S.A.                                 57,244
   1,079,000     Petroleo Brasileiro, S.A.  (PETROBRAS)                           135,666
   3,990,000     Tele Celular Sul Participacoes, S.A.                               4,181
   3,990,000     Tele Centro Oeste Participacoes, S.A.                              3,010
  12,210,000     Tele Centro Sul Participacoes, S.A.                              117,699
   3,990,000     Tele Leste Celular Participacoes, S.A.                             1,940
     990,000     Tele Nordeste Celular Participacoes, S.A.                            631
   3,990,000     Tele Norte Celular Participacoes, S.A.                             1,137
   3,990,000     Telemig Celular Participacoes, S.A.                                4,114 **
   8,220,000     Telesp Celular Participacoes, S.A.                                61,323 **
  11,010,000     Telesp Participacoes, S.A.                                       281,479 **
                                                                              ------------
                 TOTAL BRAZIL (Cost: $1,274,846)                                1,078,273
                                                                              ------------

                 TOTAL EQUITY SECURITIES (COST:  $19,114,815) (91.5%)          17,166,121
                                                                              ------------
  Principal
   Amount        SHORT-TERM INVESTMENT (COST:  $1,216,663) (6.5%)
-------------    ------------------------------------------------
 $1,216,663      Bank of New York Depository Reserve, 4%, due 11/02/98          1,216,663
                                                                              ------------
                 TOTAL INVESTMENTS (COST:  $20,331,478) (98.0%)                18,382,784

                 EXCESS OF OTHER ASSETS OVER LIABILITIES (2.0%)                   379,809
                                                                              ------------

                 NET ASSETS (100%)                                            $18,762,593
                                                                              ============

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO EMERGING MARKETS INCOME FUND

SCHEDULE OF INVESTMENTS
-----------------------

  Principal
   Amount        FIXED INCOME SECURITIES                                                              Value
-------------    -----------------------                                                          ------------
                 ALGERIA (COST: $1,019,152) (2.2% OF NET ASSETS)
$  1,558,963     The People's Democratic Republic of Algeria, U.B.A.F.
                   as Agent, Rescheduling Deed dated June 27, 1996, Tranche 3,
                   Variable Rate based on Six Month LIBOR + 0.8125%, due 2010                     $  670,354
                                                                                                  ------------

                 ARGENTINA (4.9%)
     815,000     Republic of Argentina Discount Bonds, Series L-GL, Six Month
                   LIBOR + 0.8125%, due 03/31/23                                                     562,350
     930,000     Republic of Argentina, Series BGL5, 11.375%, due 01/30/17                           905,820
                                                                                                  ------------
                 TOTAL ARGENTINA (Cost: $ 1,514,875)                                               1,468,170
                                                                                                  ------------

                 BRAZIL  (19.6%)
     535,000     CSN Iron, S.A., (Reg. S), 9.125%, due 06/01/07                                      304,950 *
     575,000     Globopar Communications, (Reg. S), 10.625%, due                                     310,500 *
                 12/05/08
   5,575,000     Republic of Brazil Debt Conversion Bonds, Six Month
                 LIBOR + 0.875%,
                 due 04/15/12                                                                      2,933,844
   3,425,000     Republic of Brazil, 9.375%, due 04/07/08                                          2,354,687
                                                                                                  ------------
                 TOTAL BRAZIL (Cost: $ 6,507,348)                                                  5,903,981
                                                                                                  ------------

                 BULGARIA (7.9%)
     645,000     Republic of Bulgaria Discount Bonds, Series A,
                 Variable Rate based
                 on Six Month LIBOR + 0.8125%, due 07/28/24                                          456,338
   3,470,000     Republic of Bulgaria Front Loaded Interest Reduction
                 Bonds,
                 Series A, 2.5%, due 07/28/12                                                      1,908,500
                                                                                                  ------------
                 TOTAL BULGARIA (Cost: 2,401,755)                                                  2,364,838
                                                                                                  ------------

                 CHINA (COST:  $342,675) (0.7%)
     390,000     AES China Generating Company, 10.125%, due 12/15/06                                 210,600
                                                                                                  ------------

                 COLOMBIA (COST:  $2,662,272) (9.1%)
   3,490,000     Republic of Colombia, 8.625%, due 04/01/08                                        2,722,200
                                                                                                  ------------

                 DOMINICAN REPUBLIC (COST:  $285,381) (0.7%)
     305,000     Tricom S.A., 11.375%, due 09/01/04                                                  222,650
                                                                                                  ------------

                 ECUADOR (3.0%)
   1,250,000     Republic of Ecuador Discount Bonds, Variable Rate based on
                   Six Month LIBOR + 0.8125%, due 02/28/25                                           640,625
     410,000     Republic of Ecuador, (Reg. S), Variable Rate based on Six Month
                   LIBOR + 4.75%, due 04/25/04                                                       270,600 *
                                                                                                  ------------

                 TOTAL ECUADOR (Cost: $1,000,912)                                                    911,225
                                                                                                  ------------

*  Restricted Security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

  Principal
    Amount       FIXED INCOME SECURITIES                                                 Value
--------------   -----------------------                                             -------------
                 MEXICO (15.5%)
MXP 2,284,650    B 990408, due 04/08/99 (Cetes)                                      $  195,190
   $  560,000    Cemex International Capital, LLC, (Reg. S), 9.66%, due 11/29/99,
                   Par Put 05/15/05                                                     464,800 *
    4,045,000    United Mexican States Global Bonds, 11.375%, due 09/15/16            3,994,437
                                                                                     -------------
                 TOTAL MEXICO (Cost: $4,719,371)                                      4,654,427
                                                                                     -------------

                 PANAMA (COST: $2,102,790) (7.2%)
    2,380,000    Republic of Panama, 8.875%, due 09/30/27                             2,177,700
                                                                                     -------------
                 PERU (COST: $423,082) (1.5%)
      905,000    Republic of Peru Front Loaded Interest Reduction Bonds,
                   3.25%, due 03/07/17                                                  459,287
                                                                                     -------------

                 PHILIPPINES (3.7%)
      820,000    Ce Casecnan Water and Energy, Series A, 11.45%, due 11/15/05           598,600
      100,000    JG Summit (Cayman), Limited, 3.5%, due 12/23/03                         47,000
      735,000    JG Summit Philippines, (Reg. S), 8.375%, due 03/17/04                  455,700 *
                                                                                     -------------
                 TOTAL PHILIPPINES (Cost: $1,299,568)                                 1,101,300
                                                                                     -------------

                 RUSSIA (5.1%)
RUB 9,467,000    Russia OFZ-Federal Loan Bond, Series 5023, 14%, due 09/12/01            28,344
   $  785,000    Russian Federation, (144A), 11%, due 07/24/18                          155,038 *
      820,000    Russian Federation, (144A), 12.75%, due
                   06/24/28, Par Put 06/24/08                                           192,700 *
    4,970,000    Russian Federation, (Reg. S), 12.75%, due
                   06/24/28, Par Put 06/24/08                                         1,167,950 *
                                                                                     -------------
                 TOTAL RUSSIA (Cost: $3,458,731)                                      1,544,032
                                                                                     -------------

                 SOUTH KOREA (COST: $2,449,080) (8.0%)
    2,630,000    Republic of Korea, 8.875%, due 04/15/08                              2,419,600
                                                                                     -------------

                 TURKEY (3.7%)
      335,000    Cellco Finance N.V., (144A), 15%, due 08/01/05                         268,000 *
       75,000    Cellco Finance N.V., (Reg. S), 15%, due 08/01/05                        60,000 *
      935,000    Republic of Turkey, (Reg. S), 9.875%, due 02/23/05                     776,050 *
                                                                                     -------------
                 TOTAL TURKEY (Cost: $1,219,307)                                      1,104,050
                                                                                     -------------

MXP-Mexican Peso.
RUB - Russian Ruble.
*  Restricted Security. (See Note 6)

See accompanying Notes to Financial Statements.

TCW GALILEO EMERGING MARKETS INCOME FUND

-----------------------------------

  Principal
   Amount        FIXED INCOME SECURITIES                                                  Value
-------------    -----------------------                                              -----------
                 VENEZUELA  (COST:  $1,244,540) (4.0%)
$1,665,000       Republic of Venezuela, 13.625%, due 08/15/18                         $ 1,211,288
                                                                                      -----------

                 VIETNAM (COST:  $767,855) (1.3%)
 1,660,000       Socialist Republic of Vietnam, Past Due Interest Bonds, 3%,
                   due 03/14/16                                                           381,800
                                                                                      -----------

                 TOTAL FIXED INCOME SECURITIES (COST:  $33,418,694) (98.1%)            29,527,502
                                                                                      -----------

                 SHORT-TERM INVESTMENT (COST:  $554,543) (1.9%)
                 ----------------------------------------------
   554,543       Bank of New York Depository Reserve, 4%, due 11/02/98                    554,543
                                                                                      -----------

                 TOTAL INVESTMENTS (COST:  $33,973,237) (100.0%)                       30,082,045
                                                                                      -----------
                 EXCESS OF OTHER ASSETS OVER LIABILITIES (0.0%)                             8,039
                                                                                      -----------

                 NET ASSETS (100%)                                                    $30,090,084
                                                                                      ===========

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO EUROPEAN EQUITIES FUND

                                                                October 31, 1998

SCHEDULE OF INVESTMENTS
-----------------------

      Number of
       Shares
     or Warrants   EQUITY SECURITIES                                            Value
     -----------   -----------------                                        ------------
                   COMMON STOCK
                   ------------
                   FINLAND (2.4% of Net Assets)
        4,402      Nokia, OYJ                                               $   400,986
       12,487      Nokia, Series A                                            1,139,696
                                                                            ------------
                   TOTAL FINLAND (Cost: $617,434)                             1,540,682
                                                                            ------------

                   FRANCE (13.5%)
        4,930      Accor, S.A.                                                1,037,380
       13,362      Axa, S.A.                                                  1,513,043
        6,191      Cap Gemini, S.A.                                             932,111
       11,242      Equant, N.V.                                                 488,113   **
        1,300      Galeries Lafayette                                         1,443,924   **
       15,299      Total, S.A., Class B                                       1,768,240
           66      Valeo, S.A.                                                    5,724
        6,129      Vivendi                                                    1,402,398
        4,341      Vivendi, Warrants, expire 05/02/01                             8,884   **
                                                                            ------------
                   TOTAL FRANCE (Cost: $6,688,047)                            8,599,817
                                                                            ------------

                   GERMANY (11.7%)
       19,999      Bayerische Hypo-Und Vereinsbank AG                         1,590,967
          898      Bayerische Motoren Werke AG                                  633,978
          238      Bayerische Motoren Werke AG - New                            168,025
       13,269      Daimler-Benz AG                                            1,035,512   **
       20,828      Mannesmann AG                                              2,051,300
        1,662      SAP AG                                                       698,784
       21,972      Tarkett Sommer AG                                            365,535
       12,724      Volkswagen AG                                                962,190   **
                                                                            ------------
                   TOTAL GERMANY (Cost: $7,311,925)                           7,506,291
                                                                            ------------

                   GREAT BRITAIN (27.3%)
       75,473      Abbey National, PLC                                        1,469,005
      296,646      British Aerospace, PLC                                     2,208,696
      203,588      British Airways, PLC                                       1,480,020
      109,510      Computacenter, PLC                                           830,038   **
       86,718      General Electric Company, PLC                                693,599
      177,660      Kingfisher, PLC                                            1,560,849
       69,419      National Westminster Bank, PLC                             1,172,100
       55,340      Orange, PLC                                                  514,931   **
       76,452      Pearson, PLC                                               1,334,388
       59,959      PizzaExpress, PLC                                            763,297
       38,063      Reckitt & Coleman, PLC                                       658,611
      138,436      Royal & Sun Alliance Insurance Group, PLC                  1,268,417
      145,010      SmithKline Beecham, PLC                                    1,814,447
      130,350      Vodafone Group, PLC                                        1,746,734
                                                                            ------------
                   TOTAL GREAT BRITAIN (Cost: $15,736,331)                   17,515,132
                                                                            ------------

** Non-income producing
See accompanying Notes to Financial Statements.

TCW GALILEO EUROPEAN EQUITIES FUND

-----------------------------------

      Number of
      of Shares    EQUITY SECURITIES                                            Value
      ---------    -----------------                                        -----------
                   IRELAND (3.8%)
        77,220     Bank of Ireland                                          $ 1,430,431   **
        14,194     Elan Corp., PLC (ADR)                                        994,467   **
                                                                            -----------
                   TOTAL IRELAND (Cost: $2,191,702)                           2,424,898
                                                                            -----------

                   ITALY (8.2%)
        32,278     Banca Intesa, S.p.A.                                         162,435
       186,919     Eni, S.p.A.                                                1,115,462
       982,418     Seat-Pagine Gialle, S.p.A.                                   808,379   **
       225,905     Telecom Italia, S.p.A.                                     1,634,741
       286,286     Unicredito Italiano, S.p.A.                                1,542,831
                                                                            -----------
                   TOTAL ITALY (Cost: $4,800,482)                             5,263,848
                                                                            -----------

                   LUXEMBOURG (COST: $1,066,524) (1.7%)
         6,640     Societe Europeenne des Satellites                          1,108,936  **
                                                                            -----------

                   NETHERLANDS (1.4%)
           190     Internationale Nederlanden Groep                               9,204
        16,086     Philips Electronics, N.V.                                    856,886
                                                                            -----------
                   TOTAL NETHERLANDS (Cost: $1,111,700)                         866,090
                                                                            -----------

                   PORTUGAL (3.4%)
        35,222     Banco Portugues do Atlantico                                 702,871   **
        58,031     EDP-Electricidade de Portugal, S.A.                        1,452,561   **
                                                                            -----------
                   TOTAL PORTUGAL (Cost: $2,065,826)                          2,155,432
                                                                            -----------

                   SPAIN (5.4%)
        32,423     Repsol, S.A.                                               1,630,026
        40,754     Telefonica de Espana, S.A.                                 1,843,102
                                                                            -----------
                   TOTAL SPAIN (Cost: $2,636,906)                             3,473,128
                                                                            -----------

                   SWEDEN (COST: $1,171,827) (1.7%)
        33,215     Autoliv, Inc.                                              1,111,012
                                                                            -----------

** Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

      Number of
      of Shares    EQUITY SECURITIES                                           Value
      ---------    -----------------                                        -----------
                   SWITZERLAND (12.1%)
        4,042      Adecco, S.A.                                              $1,614,409
          651      Nestle, S.A.                                               1,386,746
        1,201      Novartis AG                                                2,167,485
        4,300      Swisscom AG                                                1,459,837   **
        1,759      Zurich Allied AG                                           1,070,752
                                                                            -----------
                   TOTAL SWITZERLAND (Cost: $6,201,655)                       7,699,229
                                                                            -----------

                   TOTAL COMMON STOCK (COST:  $51,600,359) (92.6%)           59,264,495
                                                                            -----------

                   PREFERRED STOCK
                   ---------------
                   GERMANY (1.7%)
          295      Hugo Boss                                                    459,543
          349      Porsche AG                                                   618,615   **
                                                                            -----------
                   TOTAL GERMANY (Cost: $1,430,586)                           1,078,158
                                                                            -----------

                   TOTAL EQUITY SECURITIES (COST: $53,030,945) (94.3%)       60,342,653
                                                                            -----------
     Principal
      Amount       SHORT-TERM INVESTMENTS
   ------------    ----------------------
   $1,972,355      Bank Of New York Depository Reserve, 4%, due 11/02/98      1,972,355
    1,947,344      Foreign Currency Call Accounts                             1,937,597
                                                                            -----------

                   TOTAL SHORT-TERM INVESTMENTS (COST: $3,919,699) (6.1%)     3,909,952
                                                                            -----------

                   TOTAL INVESTMENTS (COST: $56,950,644) (100.4%)            64,252,605

                   LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)               (258,245)
                                                                            -----------

                   NET ASSETS (100.0%)                                      $63,994,360
                                                                            ===========

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO INTERNATIONAL EQUITIES FUND

SCHEDULE OF INVESTMENTS
-----------------------

      Number
    of Shares      INVESTMENT COMPANIES                                        Value
    ---------      --------------------                                     -----------
                   TCW GALILEO FUNDS
      310,876      TCW Galileo Asia Pacific Equities Fund                   $ 1,582,359
    4,819,855      TCW Galileo European Equities Fund                        56,295,903
    1,605,304      TCW Galileo Japanese Equities Fund                        13,532,714
       84,493      TCW Galileo Latin America Equities Fund                      724,109
    2,369,381      TCW Galileo Money Market Fund                              2,369,381
                                                                            -----------

                   TOTAL TCW GALILEO FUNDS (COST: $70,199,439) (99.5%)       74,504,466
                                                                            -----------

      Principal
       Amount      SHORT-TERM INVESTMENT (COST:  $368,540) (0.5%)
      ---------    ----------------------------------------------
     $368,540      Bank of New York Depository Reserve, 4%, due 11/02/98        368,540
                                                                            -----------

                   TOTAL INVESTMENTS (COST:  $70,567,979) (100.0%)           74,873,006

                   LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                 (20,289)
                                                                            -----------

                   NET ASSETS (100%)                                        $74,852,717
                                                                            ===========

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO EUROPEAN EQUITIES FUND

                                                                October 31, 1998

SCHEDULE OF INVESTMENTS
-----------------------

      Number of
       Shares
     or Warrants   EQUITY SECURITIES                                            Value
     -----------   -----------------                                        ------------
                   COMMON STOCK
                   ------------
                   JAPAN (68.7% of Net Assets)
       45,000      Anritsu Corporation                                          $356,620
      100,000      Asahi Diamond Industrial Company, Limited                     440,176  **
       30,000      CMK Corporation                                               271,342
      115,000      Daifuku Company, Limited                                      487,380  **
       16,000      Fuji Photo Film Company                                       588,509
       10,000      Fujitsu Support and Service, Inc.                             503,920  **
        1,000      Gunze, Limited                                                  2,447
       27,900      Heiwa Corporation                                             251,146
      150,000      Hitachi Cable, Limited                                        633,130  **
      145,000      Hitachi, Limited                                              740,676
      224,000      JSR Corporation                                               887,587
      283,000      Kawasaki Steel Corporation                                    450,986
       55,900      Kyokuto Kaihatsu Kogyo Company, Limited                       158,903
          750      Mabe International, Warrants, expire 09/09/99                     555  **
       18,400      Micronics Japan Company, Limited                              198,122  **
      100,000      Mitsubishi Heavy Industries, Limited                          387,630
      185,000      Mitsui Marine and Fire Insurance Company, Limited             922,689
       12,000      Murata Manufacturing Company, Limited                         402,102
       78,000      NEC Corporation                                               579,843
        7,000      Nichiei Company, Limited                                      568,008
        5,000      Nintendo Company, Limited                                     426,393
       67,000      Nippon Densetsu Kogyo Company, Limited                        204,307  **
          117      Nippon Telegraph & Telephone Corporation                      919,149
      116,000      Nissan Fire & Marine Insurance Company, Limited               322,750
       40,000      Nomura Securities Company, Limited                            303,213
       30,000      Noritsu Koki Company, Limited                                 630,545  **
           26      NTT Mobile Communication Network, Inc.                        942,889  **
       12,000      Promise Company, Limited                                      544,750
       12,000      Riso Kagaku                                                   677,061  **
       30,000      S.T. Chemical Company, Limited                                107,244
       39,000      Sagami Company, Limited                                        79,955  **
       96,000      Sanyo Denki                                                   281,161  **
       22,000      Sanyo Shinpan Finance Company, Limited                        731,501  **
       26,000      Satori Electric Company, Limited                              150,056
       28,000      Seikagaku Corporation                                         120,596
       37,000      Sekisui Chemical Company, Limited                             202,386
      118,000      Shimadzu Corporation                                          398,449
           40      Shin Nippon Air Technologies Company, Limited                     162
       41,000      Shiseido Company, Limited                                     450,650

** Non-income producing.
See accompanying Notes to Financial Statements.

TCW GALILEO JAPANESE EQUITIES FUND

-----------------------------------

         Number of
          shares        EQUITY SECURITIES                                                   Value
       -------------    -----------------                                                -----------
                        JAPAN (CONTINUED)
             17,000     Sony Corporation                                                  $1,083,642
             11,000     Takada Kiko Company, Limited                                          36,291
             34,000     Tasaki Shinju Company, Limited                                        98,992
             60,000     Tokyo Broadcasting System, Incorporated                              565,940  **
             72,000     Toppan Printing Company, Limited                                     741,149
            145,000     Toshiba Plant Kensetsu Company, Limited                              322,250
             50,000     Yamatake Corporation                                                 493,583  **
                                                                                         -----------
                        TOTAL EQUITY SECURITIES (COST:  $21,159,526) (68.7%)              19,666,835
                                                                                         -----------

         Principal
          Amount        CONVERTIBLE SECURITIES
       -------------    ----------------------
                        JAPAN (27.2%)
(Yen)   100,000,000     Fuji Heavy Industries, Limited, Convertible Bond,
                        0.9%, due 09/30/03                                                   977,690
(Yen)    67,000,000     Konami Company, Limited, Convertible Bond,
                        0.75%, due 03/31/00                                                  672,366
(Yen)    80,000,000     Minebea Company, Limited, Convertible Bond,
                        0.65%, due 03/31/05                                                  785,597
(Yen)    95,000,000     Mitsui High-Tech, Inc., Series 2, Convertible Bond,
                        1.9%, due 01/31/00                                                   905,892
(Yen)    60,000,000     NEC System Integration & Construction, Limited, Convertible Bond,
                        0.375%, due 03/31/02                                                 532,862
(Yen)   100,000,000     Nitto Denko Corporation, Series 4, Convertible Bond,
                        3.9%, due 03/31/01                                                   973,383
(Yen)    70,000,000     Ricoh Company, Limited, Series 8, Convertible Bond,
                        1.5%, due 03/29/02                                                   663,278
(Yen)    75,000,000     Sumitomo Bakelite Company, Limited, Series 6, Convertible Bond,
                        1.2%, due 09/29/06                                                   697,735
(Yen)    90,000,000     Sumitomo Bank International Finance N.V., Convertible Bond,
                        0.75%, due 05/31/01                                                  732,621
CHF       1,150,000     Yamada Denki Company, Limited, Convertible Bond,
                        0.125%, due 09/30/02                                                 848,465
                                                                                         -----------
                        TOTAL CONVERTIBLE SECURITIES (COST:  $7,424,172) (27.2%)           7,789,889
                                                                                         -----------
                        SHORT-TERM INVESTMENT (COST:  $7,954) (0.0%)
                        --------------------------------------------
             $7,954     Foreign Currency Call Accounts                                        17,446
                                                                                         -----------

                        TOTAL INVESTMENTS (COST:  $28,591,652) (95.9%)                    27,474,170

                        EXCESS OF OTHER ASSETS OVER LIABILITIES (4.1%)                     1,173,530
                                                                                         -----------

                        NET ASSETS (100.0%)                                              $28,647,700
                                                                                         -----------

Yen - Japanese Yen.
CHF - Swiss Francs.
** Non-income producing.

See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.
                                                                (INTERNATIONAL)

TCW GALILEO LATIN AMERICA EQUITIES FUND
                                                               October 31, 1998
SCHEDULE OF INVESTMENTS
-----------------------

    Number of
    Shares           EQUITY SECURITIES                                                                       Value
---------------      -----------------                                                                     ----------
                     COMMON STOCK
                     ------------
                     ARGENTINA (12.9% of Net Assets)
       13,873        Banco de Galicia y Buenos Aires, S.A. (ADR)                                           $  236,708
        5,000        Banco Frances, S.A. (ADR)                                                                104,375
       71,443        Perez Companc, S.A., Series B                                                            352,928
        8,350        Telecom Argentina STET - France Telecom, S.A., Series B (ADR)                            269,288
        6,910        Telefonica de Argentina, Sociedad Anonima, Series B (ADR)                                228,462
       11,350        Yacimientos Petroliferos Fiscales Sociedad del Estado, Series D (ADR)                    328,441
                                                                                                           ----------
                     TOTAL ARGENTINA (Cost: $1,364,120)                                                     1,520,202
                                                                                                           ----------

                     BRAZIL (2.0%)
    5,200,000        Embratel Participacoes, S.A.                                                              40,101   **
    5,200,000        Tele Centro Sul Participacoes, S.A.                                                       23,973   **
    5,200,000        Telesp Celular Participacoes, S.A.                                                        16,956   **
    3,500,000        Telesp Participacoes, S.A.                                                                62,783   **
        5,200        Uniao de Bancos Brasileros, S.A. (UNIBANCO) (ADR)                                         90,350
                                                                                                           ----------
                     TOTAL BRAZIL (Cost: $  178,059)                                                          234,163
                                                                                                           ----------

                     CHILE (2.5%)
        7,900        Embotelladora Andina, S.A., Series A (ADR)                                               105,169
        6,500        Laboratorio Chile, S.A.(ADR)                                                              94,250   **
        3,530        Vina Concha y Toro, S.A. (ADR)                                                            90,677
                                                                                                           ----------
                     TOTAL CHILE (Cost: $  363,871)                                                           290,096
                                                                                                           ----------

                     COLOMBIA (2.0%)
       22,198        Banco de Bogota                                                                           74,580
        7,580        BanColombia, S.A. (ADR)                                                                   37,426
       28,250        Bavaria CB                                                                                93,856
       30,616        Suramericana de Inversiones, S.A.                                                         31,053
                                                                                                           ----------
                     TOTAL COLOMBIA (Cost: $  585,148)                                                        236,915
                                                                                                           ----------

                     LATIN AMERICA REGIONAL (COST:  $355,665) (2.1%)
       12,060        Panamerican Beverages, Inc. (ADR)                                                        244,215
                                                                                                           ----------

                     MEXICO (40.8%)
       60,000        Apasco, S.A. de C.V.                                                                     219,802
       76,080        Cemex, S.A. de C.V., Series B                                                            211,668   **
      479,240        Cifra, S.A. de C.V., Series C                                                            621,588   **
        6,840        Coca Cola Femsa, S.A. (ADR)                                                              112,860
       13,200        Fomento Economico Mexicano, S.A. de C.V., Series B (ADR)                                 344,025   **
       39,400        GRUPO CARSO, S.A. de C.V., Series A1                                                     136,535   **
      175,900        Grupo Industrial Bimbo, S.A. de C.V., Series A                                           296,069
      203,000        Grupo Modelo, S.A. de C.V., Series C                                                     428,109   **

** Non-income producing.

See accompanying Notes to Financial Statements.

TCW GALILEO LATIN AMERICA EQUITIES FUND

-----------------------------------

    Number of
     Shares          EQUITY SECURITIES                                                                        Value
                     -----------------                                                                     ----------
                     MEXICO (CONTINUED)
       18,210        Grupo Televisa, S.A. de C.V. (ADR)                                                    $  493,946   **
      177,300        Kimberly-Clark de Mexico, S.A. de C.V., Series A                                         519,612
       64,500        Organizacion Soriana, S.A., de C.V., Series B                                            191,584   **
       23,345        Telefonos de Mexico, S.A. de C.V. (ADR)                                                1,232,908
                                                                                                           ----------
                     TOTAL MEXICO (Cost: $5,050,973)                                                        4,808,706
                                                                                                           ----------

                     PERU (1.5%)
       47,379        Cementos Lima, S.A., Class T                                                              55,096
       14,196        Compania de Minas Buenaventura, S.A., Series B                                            85,222
      118,088        Union de Cerveceria Peruanas Backus y Johnston, S.A., Class T                             41,927
                                                                                                           ----------
                     TOTAL PERU (Cost: $  254,539)                                                            182,245
                                                                                                           ----------

                     TOTAL COMMON STOCK (COST:  $8,152,375) (63.8%)                                         7,516,542
                                                                                                           ----------

                     PREFERRED STOCK
                     ---------------
                     ARGENTINA (COST:  $102,848) (0.6%)
        7,900        Quilmes Industrial, S.A. (ADR)                                                            72,581
                                                                                                           ----------
                     BRAZIL (29.0%)

      223,700        Banco Itau, S.A.                                                                         108,758
       61,400        CENTRAIS ELETRICAS DE SANTA CATARINA, S.A. (CELESC)                                       34,483
       26,593        Companhia Energetica de Minas Gerais (CEMIG) (ADR)                                       511,915
   28,995,000        Companhia Paranaense de Energia (COPEL), Series B                                        226,029
       24,142        Companhia Vale do Rio Doce                                                               364,255
   22,855,000        Embratel Participacoes, S.A.                                                             321,847   **
      333,000        Itausa - Investimentos Itau, S.A.                                                        175,851
    3,067,000        Petroleo Brasiliero, S.A. (PETROBRAS)                                                    385,624
   23,625,000        Tele Centro Sul Participacoes, S.A.                                                      227,735   **
   13,625,000        Tele Norte Leste Participacoes, S.A.                                                     171,312   **
   28,225,000        Telemig Celular Participacoes, S.A.                                                       29,100   **
   19,025,000        Telesp Celular Participacoes, S.A.                                                       141,930   **
   25,425,000        Telesp Participacoes, S.A.                                                               650,010   **
   18,825,000        Telesp Sudeste Celular Participacoes, S.A.                                                74,164   **
                                                                                                           ----------
                     TOTAL BRAZIL (Cost: $3,519,508)                                                        3,423,013
                                                                                                           ----------

                     TOTAL PREFERRED STOCK (COST:  $3,622,356) (29.6%)                                      3,495,594
                                                                                                           ----------
                     TOTAL EQUITY SECURITIES (COST:  $11,774,731) (93.4%)                                  11,012,136
                                                                                                           ----------

** Non-income producing.

See accompasnying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

    Principal
     Amount          OTHER INVESTMENTS                                                                       Value
----------------     -----------------                                                                   -----------
                     SHORT-TERM INVESTMENT (COST:  $956,695) (8.1%)
                     ----------------------------------------------
     $956,695        Bank of New York Depository Reserve, 4%, due 11/02/98                                  $956,695
                                                                                                         -----------

                     TOTAL INVESTMENTS (COST:  $12,731,426) (101.5%)                                      11,968,831

                     LIABILITIES IN EXCESS OF OTHER ASSETS (-1.5%)                                          (173,321)
                                                                                                         -----------

                     NET ASSETS (100.0%)                                                                 $11,795,510
                                                                                                         ===========

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------

                                                                      TCW GALILEO                        TCW GALILEO
                                                                     ASIA PACIFIC                      EMERGING MARKETS
                                                                     EQUITIES FUND                       EQUITIES FUND
                                                                    --------------                     ----------------
ASSETS

 Investments, at Value /(1)/                                        $        8,561                     $         18,383
 Receivables for Fund Shares Sold                                                -                                1,366
 Receivables for Securities Sold                                                 -                                    -
 Accrued Interest and Dividends Receivable                                      17                                   29
 Foreign Tax Reclaim Receivable                                                  -                                    -
 Deferred Organization Costs                                                     -                                    -
                                                                    --------------                     ----------------
    Total Assets                                                             8,578                               19,778
                                                                    --------------                     ----------------

LIABILITIES

 Payables for Fund Shares Redeemed                                              36                                    -
 Distribution Payable                                                            -                                    -
 Payables for Securities Purchased                                               -                                  934
 Management Fees and Other Accrued Expenses                                     60                                   81
                                                                    --------------                     ----------------
    Total Liabilities                                                           96                                1,015
                                                                    --------------                     ----------------
NET ASSETS                                                          $        8,482                     $         18,763
                                                                    ==============                     ================

NET ASSETS CONSIST OF:

  Paid-in Capital                                                   $       13,663                     $         33,211
  Undistributed Net Realized Gain (Loss) on Investments
   and Foreign Currency Transactions                                        (5,415)                             (12,951)
  Unrealized Appreciation (Depreciation) on Investments
   and Foreign Currency Translations                                           427                               (1,948)
  Undistributed (Overdistributed) Net Investment Income                       (193)                                 451
                                                                    --------------                     ----------------
NET ASSETS                                                          $        8,482                     $         18,763
                                                                    ==============                     ================

CAPITAL SHARES OUTSTANDING                                               1,665,428                            3,367,869
                                                                    ==============                     ================
NET ASSET VALUE PER SHARE                                           $         5.09                     $           5.57
                                                                    ==============                     ================

(1) The identified cost for the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo Emerging Markets Income Fund, the TCW Galileo European Equities Fund, the TCW Galileo International Equities Fund, the TCW Galileo Japanese Equities Fund and the TCW Galileo Latin America Equities Fund at October 31, 1998, was $8,134, $20,331, $33,973, $56,951, $70,568, $28,591 and $12,732, respectively.

See accompanying Notes to Financial Statements.

                                                                                                         TCW GALILEO FUNDS, INC.
                                                                                                                 (INTERNATIONAL)

                                                                                                    Dollar Amounts in Thousands
                                                                                                      (Except per Share Amounts)

                                                                                                               October 31, 1998



          TCW GALILEO              TCW GALILEO              TCW GALILEO             TCW GALILEO             TCW GALILEO
       EMERGING MARKETS         EUROPEAN EQUITIES      INTERNATIONAL EQUITIES     JAPANESE EQUITIES        LATIN AMERICA
          INCOME FUND                 FUND                     FUND                     FUND                EQUITIES FUND
       ----------------         -----------------      ----------------------     -----------------       ---------------
       $         30,082         $          64,253      $               74,873     $          27,474       $        11,969
                  5,435                         -                           -                 1,146                    37
                      -                         -                           -                     -                   161
                    699                        56                          17                    75                    71
                      -                       117                           -                     -                     -
                      -                         5                           7                     6                     -
       ----------------         -----------------      ----------------------    ------------------       ---------------
                 36,216                    64,431                      74,897                28,701                12,238
       ----------------         -----------------      ----------------------    ------------------       ---------------


                      -                         -                           -                     -                    45
                    281                         -                           -                     -                     -
                  5,802                         -                           -                     -                   285
                     43                       437                          44                    53                   112
       ----------------         -----------------      ----------------------    ------------------       ---------------
                  6,126                       437                          44                    53                   442
       ----------------         -----------------      ----------------------    ------------------       ---------------
       $         30,090         $          63,994      $               74,853    $           28,648       $        11,796
       ================         =================      ======================    ==================       ===============



       $         40,619         $          54,700      $               70,953    $           35,399       $        22,397

                 (6,632)                    1,708                        (751)               (5,508)              (10,486)

                 (3,891)                    7,302                       4,305                (1,117)                 (763)
                     (6)                      284                         346                  (126)                  648
      -----------------         -----------------      ----------------------    ------------------       ---------------
      $          30,090         $          63,994      $               74,853    $           28,648       $        11,796
      =================         =================      ======================    ==================       ===============

              4,569,625                 5,470,577                   6,960,861             3,397,544             1,376,180
      =================         =================      ======================    ==================       ===============

      $            6.58         $           11.70      $                10.75    $             8.43       $          8.57
      =================         =================      ======================    ==================       ===============

STATEMENTS OF OPERATIONS
------------------------

                                                                      TCW GALILEO                        TCW GALILEO
                                                                 ASIA PACIFIC EQUITY                   EMERGING MARKETS
                                                                        FUND                            EQUITIES FUND
                                                                 -------------------                   ----------------
INVESTMENT INCOME

 Income:
  Dividends                                                      $               195 /(3)/             $            765 /(3)/
  Interest                                                                       123                                164
                                                                 -------------------                   ----------------
    Total                                                                        318                                929
                                                                 -------------------                   ----------------

 Expenses:
  Management Fees                                                                112                                327
  Accounting Service Fees                                                         35                                 35
  Custodian Fees                                                                  36                                 94
  Transfer Agent Fees                                                             34                                 35
  Registration Fees                                                               26                                 26
  Directors' Fees and Expenses                                                     6                                  6
  Audit and Tax Fees                                                              21                                 21
  Amortization of Deferred Organization Costs                                      2                                  2
  Other                                                                            6                                  8
                                                                 -------------------                   ----------------
 Total Expenses                                                                  278                                554
 Less Expenses Borne by Investment Adviser                                         -                                  -
                                                                 -------------------                   ----------------
 Net Expenses                                                                    278                                554
                                                                 -------------------                   ----------------
 Net Investment Income (Loss)                                                     40                                375
                                                                 -------------------                   ----------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

Net Realized Gain (Loss) on Investments and
    Foreign Currency Transactions During the Period                           (7,018)                            (7,931)
  Change in Unrealized Appreciation (Depreciation)
   on Investments and Foreign Currency Translations
    During the Period                                                          3,769                             (3,247)
                                                                 -------------------                   ----------------
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency During the Period                                     (3,249)                           (11,178)
                                                                 -------------------                   ----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM  OPERATIONS                                                $            (3,209)                  $        (10,803)
                                                                 ===================                   ================

(1) For the period November 3, 1997 (commencement of operations) through October 31, 1998.

(2) For the period June 3, 1998 (commencement of operations) through October 31, 1998.

(3) Net of foreign taxes withheld of $17, $47, $78, $11 and $63 for TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund,
    TCW Galileo European Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund, respectively.

See accompanying Notes to Financial Statements.

                                                                                                           TCW GALILEO FUNDS, INC.


                                                                                                      Dollar Amounts in Thousands
                                                                                                      Year Ended October 31, 1998


          TCW GALILEO              TCW GALILEO              TCW GALILEO             TCW GALILEO             TCW GALILEO
       EMERGING MARKETS         EUROPEAN EQUITIES      INTERNATIONAL EQUITIES     JAPANESE EQUITIES        LATIN AMERICA
        INCOME FUND /(2)/          FUND/ (1)/               FUND/ (1)/               FUND/ (1)/             EQUITIES FUND
       ------------------       -----------------      ----------------------     -----------------        --------------



       $                -       $          798 /(3)/   $                  426     $              70 /(3)/  $          815 /(3)/
                    1,279                   70                             39                    42                    48
       ------------------       -----------------      ----------------------     -----------------        --------------
                    1,279                  868                            465                   112                   863
       ------------------       -----------------      ----------------------     -----------------        --------------

                       71                  412                              -                   116                   313
                       15                   35                             35                    35                    35
                        8                   51                              2                     9                    61
                        5                   23                             30                    13                    37
                       24                   30                             30                    29                    26
                        2                    6                              6                     6                     6
                       11                   19                              8                    20                    21
                        1                    1                              2                     2                     3
                        9                    7                              6                     5                    10
       ------------------       --------------         ----------------------     -----------------        --------------

                      146                  584                            119                   235                   512
                        -                    -                              -                    49                     -
       ------------------       --------------         ----------------------     -----------------        --------------
                      146                  584                            119                   186                   512
       ------------------       --------------         ----------------------     -----------------        --------------
                    1,133                  284                            346                   (74)                  351
       ------------------       --------------         ----------------------     -----------------        --------------



                   (6,632)               1,708                           (751)               (5,508)                3,972

                   (3,087)               3,856                          4,305                 4,310               (12,359)
       ------------------       --------------         ----------------------     -----------------        --------------

                   (9,719)               5,564                          3,554                (1,198)               (8,387)
       ------------------       --------------         ----------------------     -----------------        --------------

       $           (8,586)      $        5,848         $                3,900     $          (1,272)       $       (8,036)
       ==================       ==============         ======================     =================        ==============

TCW GALILEO ASIA PACIFIC EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                      Year Ended                         Year Ended
                                                                    October 31, 1998                   October 31, 1997
                                                                    ----------------                   ----------------
OPERATIONS

  Net Investment Income (Loss)                                      $             40                   $            (10)
  Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions                                              (7,018)                             4,190
  Change in Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency Translations                               3,769                             (9,363)
                                                                    ----------------                   ----------------
  (Decrease) in Net Assets Resulting from Operations                          (3,209)                            (5,183)
                                                                    ----------------                   ----------------
DISTRIBUTIONS TO SHAREHOLDERS

 Distribution from Net Investment Income                                           -                               (322)
 Distribution in Excess of Net Investment Income                                   -                               (233)
 Distribution of Net Realized Gains                                           (2,465)                                 -
                                                                    ----------------                   ----------------
  Total Distributions to Shareholders                                         (2,465)                              (555)
                                                                    ----------------                   ----------------

CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (1,605,901 shares in 1998 and 671,147 shares in 1997)                       9,663                              7,355
  Proceeds from Shares Issued Upon Reinvestment of Dividends
   (440,561 shares in 1998 and 47,638 Shares in 1997)                          2,425                                540
  Cost of Shares Redeemed
   (3,272,912 shares in 1998 and 2,849,433 shares in 1997)                   (19,259)                           (29,096)
                                                                    ----------------                   ----------------
  (Decrease) in Net Assets Resulting from Capital
   Share Transactions                                                         (7,171)                           (21,201)
                                                                    ----------------                   ----------------
  (Decrease) in Net Assets                                                   (12,845)                           (26,939)

NET ASSETS

 Beginning of Year                                                            21,327                             48,266
                                                                    ----------------                   ----------------
 End of Year                                                        $          8,482                   $         21,327
                                                                    ================                   ================

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO EMERGING MARKETS EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                               OCTOBER 31, 1998        OCTOBER 31, 1997
                                                               ----------------        ----------------
OPERATIONS

  Net Investment Income                                        $            375        $            221
  Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions                                         (7,931)                  4,502
  Change in Unrealized Appreciation (Depreciation) on
  Investments and Foreign Currency Translations                          (3,247)                 (1,473)
                                                               ----------------        ----------------
  Increase (Decrease) in Net Assets Resulting from Operations           (10,803)                  3,250
                                                               ----------------        ----------------

DISTRIBUTIONS TO SHAREHOLDERS

  Distributions from Net Investment Income                                  (34)                   (670)
                                                               ----------------        ----------------

CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (1,729,977 shares in 1998 and 775,118 shares in 1997)                 10,216                   7,428
  Proceeds from Shares Issued Upon Reinvestment of Dividends
   (3,688 shares in 1998 and 49,995 shares in 1997)                          27                     483
  Cost of Shares Redeemed
  (4,103,415 shares in 1998 and 2,135,058 shares in 1997)               (28,369)                (20,404)
                                                               ----------------        ----------------
  (Decrease) in Net Assets Resulting from Capital
   Share Transactions                                                   (18,126)                (12,493)
                                                               ----------------        ----------------
  (Decrease) in Net Assets                                              (28,963)                 (9,913)

NET ASSETS

  Beginning of Year                                                      47,726                  57,639
                                                               ----------------        ----------------
  End of Year                                                  $         18,763        $         47,726
                                                               ================        ================


See accompanying Notes to Financial Statements.

TCW GALILEO EMERGING MARKETS INCOME FUND

                                                     Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                              JUNE 3, 1998
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                                THROUGH
                                                            OCTOBER 31, 1998
                                                            ----------------
OPERATIONS

 Net Investment Income                                      $        1,133
 Net Realized (Loss) on Investments and Foreign Currency
  Transactions                                                      (6,632)
 Change in Unrealized (Depreciation) on Investments
  and Foreign Currency Translations                                 (3,087)
                                                            --------------
 (Decrease) in Net Assets Resulting from Operations                 (8,586)
                                                            --------------


DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from Net Investment Income                           (1,133)
 Distribution in Excess of Net Investment Income                        (6)
                                                            --------------
                                                                    (1,139)
                                                            --------------

CAPITAL SHARE TRANSACTIONS

 Shares Issued upon Exchange of Limited Partnership
  Interests (2,821,844 shares) (Note 1)                             28,218
 Proceeds from Shares Sold (1,871,153 shares)                       12,305
 Proceeds from Shares Issued upon Reinvestment of
  Dividends (114,557 shares)                                           834
 Cost of Shares Redeemed (237,929 shares)                           (1,542)
                                                            --------------
 Increase in Net Assets Resulting from
  Capital Share Transactions                                        39,815
                                                            --------------
 Increase in Net Assets                                             30,090

NET ASSETS

 Beginning of Period                                                     -
                                                            --------------
 End of Period                                              $       30,090
                                                            ==============


See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO EUROPEAN EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                                      NOVEMBER 3, 1997
                                                                        (COMMENCEMENT
                                                                        OF OPERATIONS)
                                                                           THROUGH
                                                                      OCTOBER 31, 1998
                                                                      ----------------
OPERATIONS

 Net Investment Income                                                $           284
 Net Realized Gain on Investments and Foreign Currency Transactions             1,708
 Change in Unrealized Appreciation on Investments
  and Foreign Currency Translations                                             3,856
                                                                      ---------------
 Increase in Net Assets Resulting from Operations                               5,848
                                                                      ---------------


CAPITAL SHARE TRANSACTIONS

 Shares Issued upon Exchange of Limited Partnership Interests
 (3,226,833 shares) (Note 1)                                                   32,268
 Proceeds from Shares Sold (2,746,292 shares)                                  32,078
 Cost of Shares Redeemed (502,548 shares)                                      (6,200)
                                                                      ---------------
 Increase in Net Assets Resulting from
  Capital Share Transactions                                                   58,146
                                                                      ---------------
 Increase in Net Assets                                                        63,994

NET ASSETS

 Beginning of Period                                                                -
                                                                      ---------------
 End of Period                                                        $        63,994
                                                                      ===============


See accompanying Notes to Financial Statements.

TCW GALILEO INTERNATIONAL EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                            NOVEMBER 3, 1997
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                                THROUGH
                                                            OCTOBER 31, 1998
                                                            ----------------
OPERATIONS

 Net Investment Income                                      $           346
 Net Realized (Loss) on Investments                                    (751)
 Change in Unrealized Appreciation on Investments                     4,305
                                                            ---------------
 Increase in Net Assets Resulting from Operations                     3,900
                                                            ---------------


CAPITAL SHARE TRANSACTIONS

 Shares Issued upon Exchange of Limited Partnership
  Interests (4,670,385 shares) (Note 1)                              46,704
 Proceeds from Shares Sold (3,196,699 shares)                        34,126
 Cost of Shares Redeemed (906,223 shares)                            (9,877)
                                                            ---------------
 Increase in Net Assets Resulting from
  Capital Share Transactions                                         70,953
                                                            ---------------
 Increase in Net Assets                                              74,853

NET ASSETS

 Beginning of Period                                                      -
                                                            ---------------
 End of Period                                              $        74,853
                                                            ===============


See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

TCW GALILEO JAPANESE EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                            NOVEMBER 3, 1997
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                                THROUGH
                                                            OCTOBER 31, 1998
                                                            ----------------
OPERATIONS

 Net Investment (Loss)                                      $         (74)
 Net Realized (Loss) on Investments and Foreign Currency
  Transactions                                                     (5,508)
 Change in Unrealized Appreciation on Investments
  and Foreign Currency Translations                                 4,310
                                                            -------------
 (Decrease) in Net Assets Resulting from Operations                (1,272)
                                                            -------------


DISTRIBUTIONS TO SHAREHOLDERS

 Distribution from Net Investment Income                              (52)
                                                            -------------

CAPITAL SHARE TRANSACTIONS

 Shares Issued upon Exchange of Limited Partnership
  Interests (960,559 shares) (Note 1)                               9,606
 Proceeds from Shares Sold (2,813,291shares)                       23,503
 Proceeds from Shares Issued upon Reinvestment of
  Dividends (7,216 shares)                                             52
 Cost of Shares Redeemed (383,522 shares)                          (3,189)
                                                            -------------
 Increase in Net Assets Resulting from
  Capital Share Transactions                                       29,972
 Increase in Net Assets                                     -------------
                                                                   28,648

NET ASSETS

 Beginning of Period                                                    -
                                                            -------------
 End of Period                                              $      28,648
                                                            =============


See accompanying Notes to Financial Statements.

TCW GALILEO LATIN AMERICA EQUITIES FUND

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                      YEAR ENDED             Year Ended
                                                                   OCTOBER 31, 1998       October 31, 1997
                                                                   ----------------       ----------------
OPERATIONS

  Net Investment Income                                            $          351         $          658
  Net Realized Gain on Investments and
   Foreign Currency Transactions                                            3,972                 17,076
  Change in Unrealized Appreciation (Depreciation)
  on Investments and Foreign Currency Translations                        (12,359)                 3,998
                                                                   --------------         --------------
  Increase (Decrease) in Net Assets Resulting from Operations              (8,036)                21,732
                                                                   --------------         --------------
DISTRIBUTIONS TO SHAREHOLDERS

  Distributions from Net Investment Income                                   (595)                  (726)
                                                                   --------------         --------------

CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (1,123,813 shares in 1998 and 879,898 shares in 1997)                   13,900                 11,912
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (28,695 shares in 1998 and 8,386 shares in 1997)                           345                     94
  Cost of Shares Redeemed
   (4,200,900 shares in 1998 and 3,292,335 shares in 1997)                (49,154)               (45,999)
                                                                   --------------         --------------
  (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                             (34,909)               (33,993)
                                                                   --------------         --------------
  (Decrease) in Net Assets                                                (43,540)               (12,987)

NET ASSETS

  Beginning of Year                                                        55,336                 68,323
                                                                   --------------         --------------
  End of Year                                                      $       11,796         $       55,336
                                                                   ==============         ==============


See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998


NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - ORGANIZATION

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, that currently offers a selection of 21 no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Funds Management, Inc. (the "Adviser") is the investment adviser to the Funds, as well as the administrator of their day-to-day operations. TCW Asia Limited and TCW London International, Limited are sub-advisers for the TCW Galileo Emerging Markets Equities Fund.
TCW London International, Limited is also a sub-adviser to the TCW Galileo International Equities Fund, TCW Galileo European Equities Fund, and TCW Galileo Japanese Equities Fund. TCW Asia Limited is a sub-adviser to the TCW Galileo Asia Pacific Equities Fund. Berkeley Quantitative Advisors is sub-adviser to the TCW Galileo Enhanced 500 Fund. The advisers are registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives and policies. There is one diversified money market fund (the TCW Galileo Money Market Fund), four diversified fixed income funds (the TCW Galileo Core Fixed Income Fund, the TCW Galileo High Yield Bond Fund, the TCW Galileo Mortgage Backed Securities Fund and the TCW Galileo Long-Term Mortgage Backed Securities
Fund), one non-diversified Fixed Income Fund (the TCW Galileo Emerging Markets Income Fund), a convertible securities fund (the TCW Galileo Convertible Securities Fund), and fourteen non-diversified equity funds (the TCW Galileo Core Equities Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Mid-Cap Growth Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Enhanced 500 Fund, the TCW Galileo Large Cap Growth Fund, the TCW Galileo Large Cap Value Fund the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo Latin America Equities Fund, the
TCW Galileo International Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo Japanese Equities Fund and the TCW Galileo Value Opportunities
Fund) currently offered by the Company. On November 3, 1997, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Value Opportunities Fund commenced operations resulting from the exchange of Limited Partnership interests. On June 3, 1998, four additional Galileo Funds (the TCW Galileo Enhanced 500 Fund, the TCW Galileo Large Cap Growth Fund, the TCW Galileo Large Cap Value Fund and the TCW Galileo Emerging Markets Income
Fund) also commenced operations resulting from the exchange of Limited Partnership interests. The assets and liabilities were transferred at historical cost from the respective predecessor limited partnerships to the Funds on those dates, and the fair values of which were exchanged for commons shares of the Funds. The transfers were treated as tax-free exchanges in accordance with the Internal Revenue Code. The TCW Galileo European Equities Fund commenced operations on November 3, 1997, as a new Galileo Fund.

The primary investment objective of each Fund follows: (1) the TCW Galileo Money Market Fund seeks current income, preservation of capital and liquidity by investing in short-term money market securities; (2) the TCW Galileo Core Fixed Income Fund seeks capital appreciation and income through investment principally in Core fixed income securities emphasizing high quality and liquid investments;
(3) the TCW Galileo High Yield Bond Fund seeks high current income through investment principally in high yield fixed income securities; (4) the TCW Galileo Mortgage Backed Securities Fund seeks income by investing primarily in short-term mortgage backed securities; (5) the TCW Galileo Long-Term Mortgage Backed Securities Fund seeks income by investing primarily in long-term mortgage backed securities; (6) the TCW Galileo Convertible Securities Fund seeks high total return from current income and capital appreciation through investment principally in convertible securities; (7) the TCW Galileo Core Equities Fund (formerly TCW Galileo Core Equity Fund) emphasizes capital appreciation and preservation with focus on long-term results; (8) the TCW Galileo Earnings Momentum Fund seeks capital appreciation through investment primarily in publicly-traded equity securities of companies experiencing or expected to experience accelerating earnings growth; (9) the TCW Galileo Mid-Cap Growth Fund seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of medium capitalization companies; (10) the TCW Galileo Small Cap Growth Fund seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of smaller capitalization companies; (11) the TCW Galileo Asia Pacific Equities Fund seeks long-term capital appreciation, primarily by investing in equity securities of companies in the Asia Pacific region; (12) the TCW Galileo Emerging Markets Equities Fund seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world; (13) the TCW Galileo Latin America Equities Fund seeks long-term capital appreciation, primarily by investing in Latin American equity

-----------------------------------------

securities; (14) the TCW Galileo International Equities Fund seeks long-term capital appreciation by investing in a mix of underlying TCW Galileo Funds; (15) the TCW Galileo European Equities Fund seeks long-term capital appreciation by investing primarily in the securities of issuers located in Europe; (16) the TCW Galileo Japanese Equities Fund seeks long-term capital appreciation by investing primarily in Japanese equity securities; (17) the TCW Galileo Value Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets, under normal circumstances, in publicly traded equity securities issued by small and medium companies with market capitalization at the time of purchase between $500 million and $2.5 billion; (18) the TCW Galileo Emerging Markets Income Fund seeks high total return from capital appreciation and current income by investing at least 65% of its total assets in debt securities issued or guaranteed by companies, financial institutions, and government entities in emerging market countries; (19) the TCW Galileo Enhanced 500 Fund seeks to achieve a high level of total return through a combination of capital appreciation and current income by investing at least 65% of its total assets in a broadly diversified portfolio of common stock of companies which are included in the Standard & Poor's 500 Composite Stock Price Index; (20) the TCW Galileo Large Cap Growth Fund seeks long-term appreciation by investing primarily in publicly traded equity securities of large capitalization U.S. companies with above average earnings prospects; and (21) the TCW Galileo Large Cap Value Fund seeks long-term capital appreciation by investing primarily in publicly traded equity securities of large capitalization companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF ACCOUNTING: The Funds use the accrual method of accounting for financial reporting purposes.

SECURITY VALUATIONS: Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available, are valued at the latest bid price prior to the time of valuation.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized and unrealized gains and losses on investments are recorded on the basis of specific identification. The TCW Galileo Emerging Markets Income Fund recognizes as interest income discounts on securities purchased using a constant yield to maturity accretion method. Premiums on securities purchased are not ammortized.

FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related net realized gain
(loss). Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes. It is not practicable to separately identify that portion of gains and losses of the Funds that arise as a result of changes in the exchange rates from the fluctuations that arise from changes in market prices of investments during the year.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998


FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no forward foreign currency contracts outstanding on October 31, 1998.

REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations and in other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. There were no option contracts entered into during the year ended October 31, 1998.

DEFERRED ORGANIZATION COSTS: Organization costs of $10,000 per Fund for the TCW Galileo Asia Pacific Equities Fund and the TCW Galileo Emerging Markets Equities Fund and $50,000 for the TCW Galileo Latin America Equities Fund have been completely amortized as of October 31, 1998. Organizational costs of approximately $7,000, $9,000 and $7,000 for the TCW Galileo European Equities Fund, TCW Galileo International Equities Fund and the TCW Galileo Japanese Equities Fund, respectively, have been deferred and are also being amortized on a straight line basis over a five year period from the commencement of operations. Organizational costs for the TCW Galileo Emerging Markets Income Fund were de minimus and therefore, were not deferred. Those costs were expensed as incurred.

Upon formation of the Funds, the Company sold and issued to the Adviser 10,008 shares of common stock (one share each of the TCW Galileo Asia Pacific Equities Fund, the TCW Galileo Emerging Markets Equities Fund, the TCW Galileo European Equities Fund, the TCW Galileo International Equities Fund, and the TCW Galileo Japanese Equities Fund, and 2,000 shares of the TCW Galileo Latin America Equities Fund, collectively the "Initial Shares"). In the event the Adviser redeems any of its Initial Shares from one or more of the Funds prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares will be reduced by any unamortized organization costs in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

EXPENSE ALLOCATION: Common expenses incurred by the Company are allocated among the Funds based upon the ratio of net assets of each Fund to the combined net assets of all the Funds. All other expenses are charged to each Fund as incurred on a specific identification basis.

NET ASSET VALUE: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 1:00 P.M. Pacific Time.

DIVIDENDS AND DISTRIBUTIONS: It is the policy of the Funds to declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

----------------------------------------

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

USE OF ESTIMATES: The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3 - FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 1998, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

                                                   TCW GALILEO           TCW GALILEO         TCWGALILEO            TCW GALILEO
                                              ASIA PACIFIC EQUITIES   EMERGING MARKETS   EUROPEAN EQUITIES      EMERGING MARKETS
                                                       FUND             EQUITIES FUND           FUND               INCOME FUND
                                              ---------------------   -----------------  ------------------     -------------------
Unrealized Appreciation                            $   378,592          $   580,617          $ 9,688,521          $   418,747
Unrealized (Depreciation)                             (452,014)          (3,358,743)          (2,519,892)          (4,512,770)
                                                    ----------          -----------          -----------          -----------
Net Unrealized Appreciation (Depreciation)         $   (73,422)         $(2,778,126)         $ 7,168,629          $(4,094,023)
                                                    ==========          ===========          ===========          ===========
Cost of Investments for Federal
 Income Tax Purposes                               $ 8,634,831          $21,160,910          $57,083,976          $34,176,068
                                                    ==========          ===========          ===========          ===========

                                                       TCW GALILEO            TCW GALILEO             TCW GALILEO
                                                 INTERNATIONAL EQUITIES    JAPANESE EQUITIES    LATIN AMERICA EQUITIES
                                                          FUND                   FUND                    FUND
                                                 ----------------------    ------------------   ----------------------
Unrealized Appreciation                              $  5,579,356             $  1,535,009            $ 1,315,662
Unrealized (Depreciation)                              (1,722,130)              (2,698,055)            (2,744,518)
                                                     ------------             ------------            -----------
Net Unrealized Appreciation (Depreciation)           $  3,857,226             $ (1,163,046)           $(1,428,856)
                                                     ============             ============            ===========
Cost of Investments for Federal
 Income Tax Purposes                                 $ 71,015,780             $ 28,637,216            $13,397,687
                                                     ============             ============            ===========

At October 31, 1998, the following Funds had net realized loss carryforwards for federal income tax purposes (in thousands):

                                                                         Expiring in
                                                       ----------------------------------------------
                                                          2003         2004        2005        2006
                                                       ---------   ----------  ----------  -----------
TCW Galileo Asia Pacific Equities Fund                 $      -     $      -    $      -   $    6,632
TCW Galileo Emerging Markets Equities Fund                3,478          902           -        7,540
TCW Galileo Emerging Markets Income Fund                      -            -           -        6,429
TCW Galileo International Equities Fund                       -            -           -          555
TCW Galileo Japanese Equities Fund                            -            -           -        5,511
TCW Galileo Latin America Equities Fund                   6,586        3,423           -            -

NOTE 4 - INVESTMENT ADVISORY AND ACCOUNTING SERVICE FEES

The Funds pay to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees:


     TCW Galileo Asia Pacific Equities Fund                      1.00%
     TCW Galileo Emerging Markets Equities Fund                  1.00%
     TCW Galileo Emerging Markets Income Fund                    0.75%
     TCW Galileo European Equities Fund                          0.75%
     TCW Galileo International Equities Fund                     0.00%
     TCW Galileo Japanese Equities Fund                          0.75%
     TCW Galileo Latin America Equities Fund                     1.00%

Each Fund also reimburses the Adviser for the cost of providing accounting services to the Fund in an amount not exceeding $35,000 for any fiscal year. The ordinary operating expenses of the TCWGalileo Emerging Markets Income Fund, the TCW Galileo European Equities Fund, the TCWGalileo International Equities Fund, and the TCW Galileo Japanese Equities Fund are limited to 1.78%, 1.20%, 1.16%, and 1.20%, respectively, of the Fund's daily net assets until December 31, 1998.

Certain officers and/or directors of the Company are officers and/or directors of the Adviser.


NOTE 5 - PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the year ended October 31, 1998, were as follows:

                             TCW GALILEO         TCW GALILEO         TCW GALILEO         TCW GALILEO
                       ASIA PACIFIC EQUITIES  EMERGING MARKETS   EMERGING MARKETS    EUROPEAN EQUITIES
                                FUND            EQUITIES FUND       INCOME FUND            FUND
                       ---------------------  ----------------  -----------------    -----------------
Purchases at Cost          $  16,677,012       $  29,864,941      $  29,801,807       $  60,438,221
                           -------------       -------------      -------------       -------------

Sales Proceeds             $  18,328,648       $  44,049,144      $  15,014,213       $  37,646,395
                           =============       =============      =============       =============

----------------------------------------

                              TCW GALILEO            TCW GALILEO          TCW GALILEO
                       INTERNATIONAL EQUITIES   JAPANESE EQUITIES   LATIN AMERICA EQUITIES
                                FUND                   FUND                 FUND
                       ----------------------   -----------------  ---------------------
Purchases at Cost          $ 42,524,047           $  45,158,943          $  9,799,361
                           ------------           -------------          ------------

Sales Proceeds             $ 13,775,389           $  25,796,565          $ 43,679,135
                           ============           =============          ============

There were no purchases or sales of U.S. Government Securities for the year ended October 31, 1998.

NOTE 6 - RESTRICTED SECURITIES

The following restricted securities held by the Funds as of October 31, 1998, were valued both at the date of acquisition and October 31, 1998, in accordance with the security valuation policy of the Funds described in Note 2. The restricted securities include securities purchased in private placement transactions without registration under the Securities Act of 1933, as well as Rule 144A securities. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Each Fund will bear any costs incurred in connection with the disposition of such securities.



TCW GALILEO ASIA PACIFIC EQUITIES FUND:

     NUMBER OF                                                       DATE OF
     SHARES                     INVESTMENT                         ACQUISITION           COST
 --------------  ------------------------------------------      ---------------      ----------
     10,000       Fubon Insurance Company (144A) (GDR)(Taiwan)      04/08/98          $  143,357

The total value of restricted securities is $126,250, which represents 1.5% of net assets of the Fund at October 31, 1998.


TCW GALILEO EMERGING MARKETS EQUITIES FUND:

   NUMBER OF                                                                         DATE OF
    SHARES                           INVESTMENT                                    ACQUISITION         COST
 ------------      ---------------------------------------------------         ----------------      -------
      6,800        Fubon Insurance Company (144A) (GDR) (Taiwan)                   05/05/98         $  98,357
     14,600        Mahanagar Telephone Nigam, Limited (144A) (GDR) (India)         12/04/97           174,587
     15,283        Mol Magyar Olaj-es Gazipari Rt. (144A) (GDR) (Hungary)          10/17/97           326,952
      9,500        Suez Cement Company (144A) (GDR) (Egypt)                        07/14/97           191,425

The total value of restricted securities is $733,423, which represents 3.9% of net assets of the Fund at October 31, 1998.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                                                                October 31, 1998

TCW GALILEO EMERGING MARKETS INCOME FUND:

     PRINCIPAL                                                                                      DATE OF
      AMOUNT                                      INVESTMENT                                      ACQUISITION          COST
--------------       -------------------------------------------------------------                -----------        --------
      $335,000       Cellco Finance N.V., (144A), 15% due 08/01/05 (Turkey)                          08/11/98        $  328,300
        75,000       Cellco Finance N.V., (Reg. S), 15% due 08/01/05 (Turkey)                        10/30/98            59,344
       560,000       Cemex International Capital, LLC, (Reg. S), 9.66%, due 11/29/99,
                     Par Put 05/15/05 (Mexico)                                                       10/14/98           471,800
       535,000       CSN Iron, S.A., (Reg. S), 9.125%, due 06/01/07 (Brazil)                         10/19/98           315,616
       575,000       Globopar Communications, (Reg. S), 10.625%, due 12/05/08 (Brazil)               10/16/98           302,406
       735,000       JG Summit Philippines, (Reg. S), 8.375%, due 03/17/04  (Philippines)            02/03/98           522,713
       410,000       Republic of Ecuador, (Reg. S), Variable Rate based on Six Month
                     LIBOR + 4.75%, due 04/25/04 (Ecuador)                                           10/22/98           277,347
       935,000       Republic of Turkey, (Reg. S), 9.875%, due 02/23/05 (Turkey)                     08/11/98           831,663
       785,000       Russian Federation, (144A), 11%, due 07/24/18 (Russia)                          07/20/98           497,316
       820,000       Russian Federation, (144A), 12.75%, due 06/24/28,
                     Par Put 06/24/08 (Russia)                                                       07/23/98           727,340
     4,970,000       Russian Federation, (Reg. S), 12.75%, due 06/24/28,
                     Par Put 06/24/08 (Russia)                                                       08/18/98         1,232,231

The total value of restricted securities is $4,017,588, which represents 13.4% of net assets of the Fund at October 31, 1998.

TCW GALILEO ASIA PACIFIC EQUITIES FUND



FINANCIAL HIGHLIGHTS
--------------------


                                                                                                          March 1, 1994
                                                                   Year Ended October 31,               (Commencement of
                                                 ---------------------------------------------------  Operations) through
                                                   1998          1997           1996       1995         October 31, 1994
                                                 --------      --------       --------   -----------   -------------------
Net Asset Value per Share, Beginning
 of Period                                        $  7.37      $   9.61        $  8.67   $     10.19   $            10.00
                                                  -------      --------        -------   -----------   ------------------
Income (Loss) from Investment Operations:
 Net Investment Income (Loss)                        0.02         (0.01)          0.06          0.06                 0.03
 Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency                (1.04)        (2.10)          0.93         (1.19)                0.16
                                                  -------      --------        -------   -----------   ------------------
  Total from Investment Operations                  (1.02)        (2.11)          0.99         (1.13)                0.19
                                                  -------      --------        -------   -----------   ------------------
Less Distributions:
 Distributions from Net Investment Income               -         (0.08)         (0.05)        (0.01)                   -
 Distributions in Excess of Net Investment Income                 (0.05)             -         (0.22)                   -
 Distributions from Net Realized Gains              (1.26)            -              -         (0.16)                   -
                                                  -------       -------        -------   -----------   ------------------

 Total Distributions                                (1.26)        (0.13)         (0.05)        (0.39)                   -
                                                  -------       -------        -------   -----------   ------------------
Net Asset Value per Share, End of Period          $  5.09       $  7.37        $  9.61   $      8.67   $            10.19
                                                  =======       =======        =======   ===========   ==================

Total Return                                        (14.80)%      (22.40)%        11.36%       (10.98)%              1.90%/(1)/



RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)          $ 8,482       $21,327        $48,266   $    46,709   $          54,019

Ratio of Expenses to Average Net Assets              2.48%         1.49%          1.43%         1.47% /(3)/         1.40% /(2)(3)/


Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  0.36%        (0.02)%         0.66%         0.74%               0.45% /(2)/

Portfolio Turnover Rate                            190.33%        81.92%         84.81%      102.01%               46.75% /(1)/

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the fiscal year ended October 31, 1995 and 1.60% for the period March 1, 1994 (commencement of operations) through October 31, 1994.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


TCW GALILEO EMERGING MARKETS EQUITIES FUND


FINANCIAL HIGHLIGHTS
--------------------


                                                                                                          March 1, 1994
                                                              Year Ended October 31,                    (Commencement of
                                            ----------------------------------------------------       Operations) through
                                             1998           1997           1996           1995           October 31, 1994
                                            --------      -------        --------       --------       -------------------
Net Asset Value per Share, Beginning
of Period                                   $   8.32      $  8.18        $   7.19        $   9.73       $             10.00
                                            --------      -------        --------        --------       -------------------

Income (Loss) from Investment Operations:

 Net Investment Income (Loss)                   0.09         0.03            0.07            0.04                     (0.01)
 Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency           (2.83)        0.22            0.94           (2.58)                    (0.26)
                                            --------      -------        --------        --------       -------------------

  Total from Investment Operations             (2.74)        0.25            1.01           (2.54)                    (0.27)
                                            --------      -------        --------       ---------       -------------------

Less Distributions:
 Distributions from Net Investment Income      (0.01)       (0.11)          (0.02)              -                         -
                                            --------      -------        --------       ---------       -------------------

Net Asset Value per Share, End of Period     $   5.57      $  8.32        $   8.18      $    7.19        $             9.73
                                             ========      =======        ========      =========        ==================


Total Return                                   (32.97)%       2.82%          14.14%        (26.11)%                   (2.70)%/(1)/


RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)     $ 18,763      $47,726        $ 57,639      $  51,873        $           70,212

Ratio of Expenses to Average Net Assets          1.70%        1.50%           1.41%          1.55%                     1.70% /(2)/

Ratio of Net Investment Income (Loss) to
 Average Net Assets                              1.15%        0.36%           0.82%          0.54%                    (0.09)% /(2)/

Portfolio Turnover Rate                        102.28%       79.80%          83.76%         74.24%                    61.28% /(1)/

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
(2) Annualized.

TCW GALILEO EMERGING MARKETS INCOME FUND



FINANCIAL HIGHLIGHTS
--------------------

                                                                                                               June 3, 1998
                                                                                                             (Commencement of
                                                                                                            Operations) through
                                                                                                             October 31, 1998
                                                                                                           --------------------
Net Asset Value per Share, Beginning
of Period                                                                                                   $          10.00
                                                                                                            ----------------
Income (Loss) from Investment Operations:
 Net Investment Income                                                                                                  0.37
 Net Realized and Unrealized (Loss)
 on Investments and Foreign Currency                                                                                   (3.41)
                                                                                                            ----------------
  Total from Investment Operations                                                                                     (3.04)
                                                                                                            ----------------

Less Distributions:
 Distributions from Net Investment Income                                                                              (0.37)
 Distributions in Excess of Net Investment Income                                                                      (0.01)
                                                                                                            ----------------
   Total Distributions                                                                                                 (0.38)
                                                                                                            ----------------

Net Asset Value per Share, End of Period                                                                    $           6.58
                                                                                                            ================
Total Return                                                                                                          (30.67)%/(1)/


RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)                                                                    $         30,090

Ratio of Expenses to Average Net Assets                                                                                 1.53% /(2)/

Ratio of Net Investment Income to
Average Net Assets                                                                                                     11.90% /(2)/

Portfolio Turnover Rate                                                                                                68.46% /(1)/

(1) For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


TCW GALILEO EUROPEAN EQUITIES FUND


FINANCIAL HIGHLIGHTS
--------------------

                                                                                                            NOVEMBER 3,1997
                                                                                                            (COMMENCEMENT OF
                                                                                                          OPERATIONS) THROUGH
                                                                                                           OCTOBER 31, 1998
                                                                                                         --------------------
Net Asset Value per Share, Beginning
 of Period                                                                                               $            10.00
                                                                                                         ------------------
Income from Investment Operations:

 Net Investment Income                                                                                                 0.06
 Net Realized and Unrealized Gain
 on Investments and Foreign Currency                                                                                   1.64
                                                                                                         ------------------
  Total from Investment Operations                                                                                     1.70
                                                                                                         ------------------
Net Asset Value per Share, End of Period                                                                 $            11.70
                                                                                                         ==================

Total Return                                                                                                          17.00% /(1)/


RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)                                                                 $           63,994

Ratio of Expenses to Average Net Assets                                                                                1.06% /(2)/

Ratio of Net Investment Income to
 Average Net Assets                                                                                                    0.52% /(2)/

Portfolio Turnover Rate                                                                                               72.05% /(1)/

(1) For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

TCW GALILEO INTERNATIONAL EQUITIES FUND


FINANCIAL HIGHLIGHTS
--------------------

                                                             NOVEMBER 3, 1997
                                                             (COMMENCEMENT OF
                                                            OPERATIONS) THROUGH
                                                              OCTOBER 31, 1998
                                                           ---------------------
Net Asset Value per Share, Beginning
 of Period                                                      $   10.00
                                                               ----------

Income from Investment Operations:

  Net Investment Income                                              0.05
  Net Realized and Unrealized Gain
   on Investments                                                    0.70
                                                               ----------
     Total from Investment Operations                                0.75
                                                               ----------

Net Asset Value per Share, End of Period                        $   10.75
                                                               ==========

Total Return                                                         7.50%/(1)/

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)                        $  74,853

Ratio of Expenses to Average Net Assets                              0.17%/(2)/

Ratio of Net Investment Income to
 Average Net Assets                                                  0.50%/(2)/

Portfolio Turnover Rate                                             21.12%/(1)/


(1) For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


TCW GALILEO JAPANESE EQUITIES FUND


FINANCIAL HIGHLIGHTS
--------------------

                                                       NOVEMBER 3, 1997
                                                       (COMMENCEMENT OF
                                                      OPERATIONS) THROUGH
                                                        OCTOBER 31, 1998
                                                     ---------------------
Net Asset Value per Share, Beginning
 of Period                                                $   10.00
                                                         ----------

Income (Loss) from Investment Operations:

  Net Investment (Loss)                                       (0.04)
  Net Realized and Unrealized (Loss)
   on Investments and Foreign Currency                        (1.46)
                                                         ----------
     Total from Investment Operations                         (1.50)
                                                         ----------
Less Distributions:

  Distributions from Net Investment Income                    (0.07)
                                                         ----------

Net Asset Value per Share, End of Period                  $    8.43
                                                         ==========

Total Return                                                 (14.88)%/(1)/

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)                  $  28,648

Ratio of Net Expenses to Average Net Assets                    1.20%/(2)/(3)/

Ratio of Net Investment (Loss) to
 Average Net Assets                                          (0.48)%/(2)/

Portfolio Turnover Rate                                      178.53%/(1)/


(1) For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
(2) Annualized.
(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.20% of net assets through October 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the period November 3, 1997 (commencement of operations) through October 31, 1998.

TCW GALILEO LATIN AMERICA EQUITIES FUND


FINANCIAL HIGHLIGHTS
--------------------


                                                                   Year Ended October 31,                   Ten Months
                                                     ------------------------------------------------          Ended
                                                       1998           1997         1996        1995       October 31, 1994
                                                     ----------   ----------   ----------   ---------    ------------------
Net Asset Value per Share, Beginning
 of Period                                           $  12.51     $  10.01       $  7.92    $  14.99          $  15.11
                                                     --------     --------       -------    --------          --------
Income (Loss) from Investment Operations:
 Net Investment Income                                   0.13         0.11          0.11        0.06              0.01
 Net Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency                    (3.80)        2.50          2.03       (5.92)            (0.13)
                                                     --------     --------       -------    --------          --------

   Total from Investment Operations                     (3.67)        2.61          2.14       (5.86)            (0.12)
                                                     --------     --------       -------    --------          --------

Less Distributions:

 Distributions from Net Investment Income               (0.27)       (0.11)        (0.05)          -                 -
 Distributions in Excess of Net Realized
  Gains                                                     -            -             -       (1.21)                -
                                                     --------     --------       -------    --------          --------

   Total Distributions                                  (0.27)       (0.11)        (0.05)      (1.21)                -
                                                     --------     --------       -------    --------          --------
Net Asset Value per Share, End of Period             $   8.57     $  12.51      $  10.01    $   7.92          $  14.99
                                                     ========     ========       =======    ========          ========
Total Return                                           (29.95)%      26.24%        27.08%     (40.95)%           (0.79)% /(1)/


RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)             $ 11,796     $ 55,336      $ 68,323    $ 38,942          $122,610

Ratio of Expenses to Average Net Assets                  1.64%        1.46%         1.44%       1.58%             1.36% /(2)/

Ratio of Net Investment Income to Average
 Net Assets                                              1.13%        0.87%         1.12%       0.59%             0.11% /(2)/

Portfolio Turnover Rate                                 32.33%       21.17%        44.32%      75.62%           143.65% /(1)/


(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
(2) Annualized.

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)

INDEPENDENT AUDITORS' REPORT
----------------------------


To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:



We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo Emerging Markets Income Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund, and TCW Galileo Latin America Equities Fund (the "Galileo International Funds")(seven of twenty-one funds comprising TCW Galileo Funds, Inc.) as of October 31, 1998 and related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods ended October 31, 1998 and 1997, and the financial highlights for each of the respective periods in the periods ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodians and brokers. Where confirmations were not received, we performed alternative procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Galileo International Funds as of October 31, 1998 and the results of their operations, the changes in their net assets, the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

December 22, 1998
Los Angeles, California

SHAREHOLDER INFORMATION
-----------------------


DIRECTORS AND OFFICERS                      INVESTMENT ADVISER

Marc I. Stern                               TCW Funds Management, Inc.
Director and Chairman of the Board          865 South Figueroa Street
                                            Los Angeles, California 90017
                                            (213) 244-0000
Thomas E. Larkin, Jr.
Director and President

John C. Argue                               SUB-ADVISERS
Director
                                            TCW Asia Limited
                                            Suite 1308, One Pacific Place
Norman Barker, Jr.                          88 Queensway
Director                                    Hong Kong

Richard W. Call                             TCW London International, Limited
Director                                    16 Charles II Street
                                            London, England SW1Y4QU

Alvin R. Albe, Jr.
Senior Vice President
                                            CUSTODIAN

Michael E. Cahill                           BNY Western Trust Company
Senior Vice President,                      700 South Flower Street
General Counsel and Assistant Secretary     Suite 200
                                            Los Angeles, California 90017

Philip K. Holl
Secretary

                                            TRANSFER AGENT

Marie M. Bender                             DST Systems, Inc.
Assistant Secretary                         811 Main Street
                                            Kansas City, Missouri 64105
Hilary G.D. Lord
Assistant Secretary

                                            DISTRIBUTOR

Peter C. DiBona                             TCW Brokerage Services
Treasurer                                   865 South Figueroa Street
                                            Los Angeles, California 90017
                                            (213) 244-0000


                                            INDEPENDENT AUDITORS

                                            Deloitte & Touche llp
                                            1000 Wilshire Boulevard
                                            Los Angeles, California 90017

                                                         TCW GALILEO FUNDS, INC.
                                                                 (INTERNATIONAL)


                      TAX INFORMATION NOTICE (UNAUDITED)
                      ----------------------------------


On account of the year ended October 31, 1998, the following funds paid capital gain distributions within the meaning 852 (b)(3)(c) of the Internal Revenue Code. The Fund designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

                                                    AMOUNTS PER
       FUND                                            SHARE
      ------                                      ---------------
       TCW Galileo European Equities Fund            $    0.33


This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income returns. For income tax preparation purposes, please refer to the calendar year end information you will receive from the Fund's transfer agent in January 1999.

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